EXCLUSIVE FACILITIES MANAGEMENT SERVICES AGREEMENT
between
TELKOM S. A. LIMITED
and
PRAYSA TRADE 1062 (PROPRIETARY) LIMITED
E X C L U S I V E  F A C I L I T I E S  M A N A G E M E N T  S E R V I C E S
A G R E E M E N T

entered into between
TELKOM S. A. LIMITED
(Registration No. 1991/005476/06)
("TELKOM")
and
PRAYSA TRADE 1062 (PROPRIETARY) LIMITED
(Registration No. 1999/018574/07)
(which is in the process of changing its name to
TELECOMMUNICATION FACILITIES MANAGEMENT COMPANY
(PROPRIETARY)
("TFMC")

EDWARD NATHAN & FRIEDLAND (PROPRIETARY) LIMITED
CORPORATE LAW ADVISERS AND CONSULTANTS
TABLE OF CONTENTS
CLAUSE NO.    DESCRIPTION     PAGE
1.  INTERPRETATION AND DEFINITIONS
2

2.   APPOINTMENT OF TFMC
2
3.   DURATION OF THE AGREEMENT
2
4.  SCOPE OF SERVICES
3
5.   OVERVIEW OF PHASED APPROACH
3
6.   THE OBLIGATIONS OF TFMC
6

7.  CO-OPERATION OF TELKOM
8
8.   FEES AND OTHER AMOUNTS
9
9.  THE CONTRACT MANAGEMENT PLAN
9
10.  ESTABLISHMENT OF A STRATEGIC MANAGEMENT FORUM
10
11. MID-TERM REVIEW
14

12.  INTELLECTUAL PROPERTY
16
13.  CONFIDENTIALITY AND PUBLICITY
16
14.  RIGHT OF AUDIT
18
15.  GOOD FAITH
19
16.  RELATIONSHIP OF THE PARTIES
19

17.  EARLY TERMINATION
19
18.  LIABILITY OF TFMC
22
19.  INSURANCES
24
20.  PROTECTION OF EMPLOYEES
25
22.  DISPUTES
28

23.   INTEREST ON OVERDUE BALANCES
33
24.   PRINCIPLES OF SHAREHOLDER CONTROL OVER TFMC
33
CLAUSE NO. DESCRIPTION PAGE

25.  FRAUD
35
26.  BREACH
36
27.  DOMICILIUM CITANDI ET EXECUTANDI
36
28.  MISCELLANEOUS
39

ANNEXURE A - INTERPRETATION AND DEFINITIONS
1
ANNEXURE B: SCOPE OF THE SERVICES
1
ANNEXURE C: ADDITIONAL SERVICES
1
ANNEXURE D: SERVICE LEVEL AGREEMENTS
1
ANNEXURE E: TRANSFERRING ASSETS, EMPLOYEES AND CONTRACTS
1

ANNEXURE  E 1 : KEY PERSONNEL
1
ANNEXURE F: SUPPORT AND CO-OPERATION OF TELKOM
1
ANNEXURE G: BUDGETS AND PAYMENTS
1
ANNEXURE  G 1 : THE OPENING BUDGET
1
ANNEXURE G2: THE DRAWDOWN FACILITIES
1

ANNEXURE  G 3 : TABLE OF BONUS PAYMENTS
1
ANNEXURE H: THE CONTRACT MANAGEMENT PLAN
1
ANNEXURE I: TFMC's INSURANCES
1
ANNEXURE J: TELKOM'S INSURANCES
1
 Page2
WHEREBY IT IS AGREED AS FOLLOWS:
1.
INTERPRETATION AND DEFINITIONS
The interpretation of this agreement shall be subject to the provisions of
Annexure A and expressions stipulated in Annexure A, when used in this agreement, shall have the meanings ascribed to them in that Annexure.
2.
APPOINTMENT OF TFMC
TELKOM hereby appoints TFMC to provide the services to TELKOM on an exclusive basis in respect of the designated properties, and TFMC hereby accepts such appointment, upon the terms and subject to the conditions set out in this agreement.
3.
DURATION OF THE AGREEMENT
3. 1.
This agreement shall enter into force with effect from the signature date and shall endure until the earlier of the early termination date or the expiry date.
3. 2.
The parties shall be entitled by written mutual agreement reached not less than 6 (six) months before the expiry of this agreement to extend this agreement, on the same terms and conditions mutatis mutandis as contemplated herein, beyond the expiry date by further periods of 60
(sixty) months each, reckoned from the expiry date and thereafter from the expiry of each extended 60 (sixty) month period.

4.
SCOPE OF SERVICES
4. 1.
The scope of the services to be provided by TFMC to TELKOM pursuant to this agreement shall be as described in Annexure B and shall not be varied or reduced by TELKOM except with the prior written consent of
TFMC.
In the event of force majeure, the parties agree to consider the implications of force majeure in relation to the provision of the services and to make appropriate adjustments thereto in accordance with the procedures mutatis mutandis set forth in clause 4. 2 read with
Annexure C.

4. 2.
TELKOM may, from time to time, request TFMC to provide additional services falling outside the scope of the services. The parties agree to consider each such request upon the terms and subject to the conditions set forth in Annexure C.

5.
OVERVIEW OF PHASED APPROACH
5. 1.
TELKOM has pursuant to its business strategy of focussing on its core business (being the provision of telecommunications services) sold the
FMS business to TFMC, subject to the fulfilment or waiver of certain conditions, in terms of the sale of business agreement.
5. 2.
TFMC intends to meet TELKOM objectives of improving value for money and the quality of the services provided to TELKOM by applying its expertise to the provision of the services over the following phases of the agreement, subject to clause 3.

5. 2. 1.
The set-up phase, over which TFMC will organise and set itself up in such a way as to position itself to provide the services.
The set-up phase will commence on the commencement date
and shall endure for a period not exceeding 3 (three) months reckoned from the commencement date.
5. 2. 2.
The transfer phase, over which TELKOM and TFMC will work
together as envisaged in clause 18 of the sale of business
agreement so as to ensure the smooth transfer of the FMS
business from TELKOM to TFMC with effect from the effective
date without interrupting the provision of the services to
TELKOM. The transfer phase will commence on the
commencement date and shall endure for a period not
exceeding 8 (eight) months reckoned from the commencement
date.
5. 2. 3.
The transformation phase, over which TFMC, having regard to
amongst other things, the due diligence data, will assess the bases and methods of provision of the services and will re-
engineer and transform the FMS business so as to improve
value for money and the quality of the services provided to
TELKOM. The transformation phase will commence
immediately after the expiry of the set-up phase and shall
endure for a period not exceeding 20 (twenty) months
reckoned from the commencement date.

5. 2. 4.
The initial performance improvement phase, over which TFMC
is to procure a minimum guaranteed improvement of value for
money for TELKOM The initial performance improvement
phase will commence on the commencement date and
terminate on 31 March 2004.
5. 2. 5.
The operational phase, over which TFMC will provide the
services through the transformed FMS business. The
operational phase will commence immediately after the expiry on 31 March 2004 of the initial performance improvement
phase and shall endure until 31 March 2011 (being a period
not exceeding 120 (one hundred and twenty) months (unless
extended in terms of clause 3. 2) reckoned from 31 March
2001).

5. 3.
Accordingly (the commencement date being 1 August 2000), the anticipated periods of the aforementioned phases would thus be as follows:
5. 3. 1.
the set-up phase: 1 August 2000 - 31 October 2000
(3 (three) months);
5. 3. 2.
the transfer phase: 1 August 2000 - 31 March 2001 (8 (eight)
months);

5. 3. 3.
the transformation phase: 1 November 2000 - 31 March 2002
(17 (seventeen) months);

5. 3. 4.
the initial performance improvement period: 1 August 2000 -
31 March 2004 (44 (forty four) months); and
5. 3. 5.
the operational phase: 1 April 2004 - 31 March 2011 (84
months).
6.
THE OBLIGATIONS OF TFMC
6. 1.
TFMC shall facilitate the provision of the services for TELKOM as
TELKOM'S agent with effect from the commencement date until the effective date, provided that if the sale of business agreement does not become unconditional in accordance with its terms such agency shall cease with effect from the expiry of the set up phase and this agreement shall be deemed to have been terminated early in terms of clause 17. If the sale of business agreement becomes unconditional in accordance with its terms, then with effect on and from the effective date TFMC shall provide the services to TELKOM as principal over the remainder of the agreement until the early termination date or the expiry date, as the case may be.
6. 2.
The services shall be provided only in respect of the designated properties.
6. 3.
The services shall be provided at service performance levels not lower than those achieved by TELKOM over the 12 (twelve) month period preceding the commencement date, as measured against TELKOM'S current measurement and reporting procedures which are in place, until the parties have agreed new service performance levels as provided for in
Annexure D whereupon TFMC shall provide the services in accordance with the provisions of such SLAs. The services shall be provided subject to the remaining provisions of this agreement, including without limitation the matters referred to in Annexure E which matters may affect TFMC's ability to provide the services timeously at the agreed performance levels.
6. 4.
The services shall be provided in compliance with all relevant statutory enactments, by-laws, ordinances, regulations, orders and decrees whatsoever relating to the services and the designated properties.
6. 5.
TFMC has been established solely and exclusively to provide the services to TELKOM and to such other persons as the parties may from time to time in writing agree upon and shall not provide the services or any other services to any other person except to TELKOM and other persons lawfully occupying any of the designated properties from time to time.
6. 6.
TFMC shall use reasonable care, skill and diligence whilst performing the services.
6. 7.
TFMC shall be entitled but not obliged to employ (in addition to the transferring employees) and/or engage (in addition to the persons engaged prior to the commencement date by TELKOM) such persons as are necessary in the sole discretion of TFMC to provide the services and
TFMC shall ensure that all persons employed or otherwise engaged by it from time to time to perform any of the services (including the transferring employees and other persons engaged prior to the commencement date by TELKOM) -
6. 7. 1.
are competent to perform such services and have the
appropriate experience, training and/or qualifications to
perform such services;

6. 7. 2.
use reasonable care, skill and diligence whilst performing such services; and
6. 7. 3.
hold all necessary licences, permits, certificates or the like required by law for the performance of such services.
6. 8.
TFMC shall act as the custodian of all documentation and information relating to the designated properties and shall keep all such documentation and information in safe-keeping for TELKOM at those premises of TFMC notified to TELKOM in writing from time to time.
6. 9.
TFMC shall not assume or be deemed to have assumed any of the obligations of TELKOM under the master lease agreement. TFMC hereby undertakes not to knowingly do anything or omit to do anything which would result in TELKOM being in default and/or in breach of any of the material obligations of TELKOM under the master lease agreement. TFMC shall through the provision of the services pursuant to the conclusion of an appropriate SLA with agreed KPIs in relation thereto, provide supporting services to TELKOM to enable TELKOM to meet its obligations under the master lease agreement. It is recorded that a copy of the draft master lease agreement has been provided to TFMC.
7. CO-OPERATION OF TELKOM
TELKOM, to the extent that it is within its power to do so, shall at its own expense give TFMC all the support and co-operation reasonably required to ensure 25 that TFMC is able without hindrance or interruption to provide the services in accordance with the provisions of this agreement, including without limitation the support and co-operation described in Annexure F.

8.
FEES AND OTHER AMOUNTS
8. 1.
In consideration of the provision of the services in accordance with the terms of this agreement, TELKOM shall pay without set off or deduction whatsoever the fees and other amounts to TFMC in accordance with the provisions of Annexure G.
8. 2.
The fees and other amounts may be varied only in accordance with the change control procedure arising from a request for additional services in accordance with the provisions of Annexure C.

9. THE CONTRACT MANAGEMENT PLAN
9. 1.
Forthwith after the signature date TFMC and TELKOM shall in good faith negotiate and agree the terms of the initial contract management plan, which terms shall include those matters referred to in Annexure H.

9. 2.
The parties shall use their respective best endeavours to complete and conclude the initial contract management plan by not later than the expiry of the transfer phase.
9. 3.
The parties acknowledge that the contract management plan may have to be varied from time to time. Any changes requested by either party to the terms or conditions of the contract management plan shall be considered by the parties on the same basis, mutatis mutandis, as envisaged in clause 4. 2 read with Annexure C relating to change control procedures.

10.
ESTABLISHMENT OF A STRATEGIC MANAGEMENT FORUM
10. 1.
The parties shall as soon as reasonably practicable after the signature date but prior to 31 August 2000, establish a strategic management forum comprising not more than 10 (ten) members. The purpose of the strategic management forum shall be to bring together people with sufficient authority to implement this agreement and give effect to the matters described in clause 10. 6 below. It is recorded that the strategic management forum shall not have the authority to amend this agreement and any decision of the strategic management forum requiring an amendment to this agreement shall be dealt with in terms of clause 4. 2 read with Annexure C.
10. 2.
TELKOM shall be entitled to appoint 5 (five) representatives to the strategic management forum and to remove and replace any such representatives from time to time. TFMC shall be entitled to appoint 5
(five) representatives to the strategic management forum and to remove and replace any such representatives from time to time. Any
appointment, removal and/or replacement shall be in writing by notice delivered to the other party. Each such representative shall be entitled to appoint an alternate to represent him at strategic management forum meetings.
10. 3.
TELKOM and TFMC respectively undertake to ensure that at all times over the duration of this agreement they shall each have 3 (three)
representatives able and willing to function as members of the strategic management forum.

10. 4.
A quorum for a meeting of the strategic management forum shall be 3
(three) representatives appointed by TELKOM and 3 (three)
representatives appointed by TFMC. If, within 60 (sixty) minutes of the time appointed for any meeting of the strategic management forum, a quorum is not present, the meeting shall be adjourned to the same place at the same time on the second business day immediately following the aforementioned meeting, provided that if at any such adjourned meeting there is no quorum present, the persons then present shall constitute a quorum provided that there is at least 1 (one) representative of TELKOM and 1 (one) representative of TFMC present at the meeting.
10. 5.
The strategic management forum shall be entitled to invite such persons as it deems fit to attend meetings of the strategic management forum for purposes of addressing any business regulated by the strategic management forum on the basis that such invitee shall recuse himself/herself immediately at the request of the chairperson of the strategic management forum.
10. 6.
The strategic management forum shall be the forum for debate and formulation of all aspects of the implementation and performance of this agreement. Without limiting the generality of the aforegoing, the functions of the strategic management forum shall include but not be limited  t o :
10. 6. 1.
the establishment of teams of representatives of TELKOM
and/or TFMC for purposes of managing, supervising and
implementing the transfer phase and transformation phase and monitoring any matters pertaining to the implementation of the sale of business agreement;

10. 6. 2.
the preparation, negotiation and conclusion of the SLAs and
the contract management plan and any amendments thereto;
10. 6. 3.
the continuous monitoring and assessment, of whether and
the extent to which the implementation and performance of
this agreement meets the objectives of TELKOM including the
objectives  t o :
10. 6. 3. 1.     successfully outsource the FMS business;

10. 6. 3. 2.
effect a smooth transfer of the FMS business
without disruption to TELKOM'S core business;
10. 6. 3. 3.     provide a world class service delivery; and

10. 6. 3. 4.      achieve value for money improvements;
10. 6. 4.
setting up appropriate internal and external channels of
communication including, without being limited to, the
appointment by TELKOM and TFMC of persons designated to
attend to daily trouble-shooting and the immediate addressing of operation or implementation issues or problems;
10. 6. 5.
assessing any proposals by either party or any
communications from either party in terms of this agreement
including without being limited to any proposed budgets
prepared by TFMC and any proposals by TFMC or TELKOM to
effect capital expenditure relating to the services;

10. 6. 6.
assessing, debating and analysing all formal reports produced by TFMC;
10. 6. 7.
discussing any changes and requests therefor, as well as
monitoring and implementing all changes agreed upon, as
effected in terms of clause 4. 2 read with Annexure C;
10. 6. 8.
acting as a forum for debate and guidance with regard to the annual negotiation of the budget, SLAs and the contract
management plan;
10. 6. 9.
the appointment of such sub-committees or working groups as
the strategic management forum considers appropriate and
efficient, the strategic management forum having full authority to delegate functions to such sub-committees or working
groups;
10. 6. 10.
monitoring and assessing the frequency and extent to which
TELKOM is exercising its rights to utilise other service
providers in emergency situations in terms of paragraph 5. 2 of
Annexure F.
10. 7.
Resolutions of the strategic management forum in order to be effectual, shall be passed by a majority of the representatives appointed by TELKOM and a majority of the representatives appointed by TFMC, from time to time.
The parties shall endeavour to ensure that decisions of the strategic management forum are taken by consensus between its members.
However, such decisions shall not constitute amendments to this agreement unless reduced to writing and signed by each of TELKOM and
TFMC as provided for in clause 4. 2 read with Annexure C.
10. 8.
A TELKOM representative shall chair the meetings of the strategic management forum.
10. 9.
The strategic management forum shall meet as regularly as it considers necessary for the proper fulfilment of its roles and functions, and at least once in every 3 (three) consecutive months. TELKOM and TFMC shall be entitled at any time to convene a meeting of the strategic management forum on 7 (seven) days' notice thereof.
10. 10.
All meetings of the strategic management forum will be held either in
Pretoria or in Johannesburg or at such other venue as the members may agree from time to time.
11.
 MID-TERM REVIEW
11. 1.
TELKOM shall be entitled (but not obliged) to conduct a mid-term review over the period 31 March 2006 to 30 June 2006.

11. 2.
TFMC shall co-operate fully with TELKOM and provide to TELKOM all documentation and information reasonably required by TELKOM relevant to the mid-term review.
11. 3.
The purpose of the mid-term review is to allow TELKOM to assess and comment upon:

11. 3. 1.
TFMC's performance in relation to meeting strategic targets
and objectives relating to the delivery and development of the services to TELKOM and developing initiatives to continually improve the services;

11. 3. 2.     TFMC's documented performance in relation to the SLAs;
11. 3. 3.
the accounting, auditing and probity standards achieved by
TFMC over the period of this agreement prior to 31 March
2006; and
11. 3. 4.
any other aspects that relate to TFMC's performance in
meeting TELKOM objectives.
11. 4.
TELKOM undertakes to record the outcome of the mid-term review in writing and make it available to TFMC whereupon TELKOM and TFMC shall study the outcome of the mid-term review and agree in writing a set of conclusions.
11. 5.
TFMC and TELKOM may agree, where appropriate, to adjust details of the agreement and set new targets for the remainder of the agreement.
11. 6.
TELKOM shall, if it establishes from the mid-term review that there is sustained poor performance by TFMC of its obligations under this agreement, be entitled to terminate this agreement in terms of clause
17.
 1. 1.

12.        INTELLECTUAL PROPERTY
12. 1.
The copyright and other like intellectual property rights in all documents
(including but not limited to any drawings, maps or computer programmes) prepared or compiled by TFMC hereunder shall remain vested in TFMC but over the duration of this agreement TELKOM shall have a free licence to use such of those documents as are supplied hereunder for those purposes for which the same were prepared or compiled and shall be entitled, upon expiry or termination of this agreement, to retain free of charge all such documents and data contained therein as are so supplied hereunder.
12. 2.
Any patented or patentable or other like protected or protectable invention, process, discovery, technique, know-how or method belonging to and used by TFMC for the benefit of TELKOM in connection with this agreement or made or developed by TFMC during the course of providing the services hereunder, shall remain and be the property of TFMC and
TFMC shall not over the duration of this agreement receive any royalty in respect thereof from TELKOM.
13.        CONFIDENTIALITY AND PUBLICITY
Notwithstanding the expiry or termination of this agreement, neither party ("the receiving party") shall at any time after the signature date disclose to any person or use in any manner whatever the other party's confidential information, provided that: -

13. 1. the receiving party may disclose the other party's confidential information:

13. 1. 1.
to the extent required by law (other than in terms of a
contractual obligation of the receiving party) or as directed by any competent authority;
13. 1. 2.
to, and permit the use thereof by, its employees,
representatives and professional advisors to the extent strictly necessary for the purpose of implementing or enforcing this
agreement or obtaining professional advice or conducting its business, it being specifically agreed that any disclosure or use by any such employee, representative or advisor of such
confidential or other information for any other purpose shall constitute a breach of this clause 13 by the receiving party;
and
13. 2.
the provisions of this clause 13 shall cease to apply to any confidential information of a party which:
1 3. 2. 1.              is or becomes generally available to the public other than as a result of a breach by the receiving party of its obligations in terms of this clause 13;
13. 2. 2.
is also received by the receiving party from a third party who did not acquire such confidential information subject to any duty of confidentiality in favour of the other party; or

1 3. 2. 3.              was known to the receiving party prior to receiving it from the other party.

"Confidential information" of a party shall mean any information disclosed by that party to the receiving party prior to the signature date, in terms of this agreement or otherwise in connection with this agreement, including the due diligence data. Each of the parties shall procure that those of their authorised representatives and/or advisors which have access to confidential information give the other party, if so required by the other party, an undertaking in respect of confidentiality of such confidential information on the same terms as set out in this clause 13.
14.        RIGHT OF AUDIT 10
14. 1.
TELKOM shall be entitled, at its own expense, to access any of the designated properties for purposes of inspecting and auditing at any time with or without notice to TFMC any of the operational services provided in terms of this agreement.

14. 2.
TELKOM shall be entitled, at its own expense, by giving TFMC 2 (two)
business days notice thereof, to access the head office from time to time of TFMC for purposes of inspection and audit of those records of TFMC pertaining to the operational costs from time to time of TFMC contemplated in the annual budget. TFMC shall make available to
TELKOM in respect of such inspection and audit such records as TELKOM may reasonably require from time to time for purposes thereto. Any such inspection or audit shall be undertaken by TELKOM in attendance with duly authorised representatives of TFMC.

14. 3.
TFMC shall at its own expense provide reasonable support to TELKOM during such inspections or audits.
 Page19
15.
GOOD FAITH
TELKOM and TFMC shall at all times act in good faith towards each other and shall not bring the other into disrepute.
16.
RELATIONSHIP OF THE PARTIES
Except as otherwise expressly provided for in this agreement, nothing in this agreement shall be construed as creating a partnership, joint venture, a contract of employment or a relationship of principal and agent between TELKOM and
TFMC and the parties shall not do or omit to do anything which might create that impression or bind the credit of the other party.
17.
EARLY TERMINATION
17. 1.
This agreement may be terminated -
17. 1. 1.
by TELKOM by notice in writing to TFMC if TFMC fails to take expeditious steps towards remedying a breach of sustained
poor performance by TFMC, being for purposes hereof
performance below the overall acceptable performance level
as provided for in paragraph 10 of Annexure D, within 30
(thirty) days of receipt by TFMC of written notice by TELKOM requiring TFMC so to do, which written notice shall only be
given by TELKOM after expiry of the periods specified in
paragraph 10 and 11 of Annexure D;
17. 1. 2.
by TFMC by notice in writing to TELKOM if the drawdown
facility is terminated for whatever reason or if the drawdown facility is insufficient to meet the cash flow requirements of
TFMC or if TELKOM fails to make any payment which it is
obliged to make hereunder within 30 (thirty) days of the due date for payment or fails to discharge any other material
obligation of TELKOM in terms of this agreement within 30
(thirty) days of receipt of written notice from TFMC requiring
TELKOM to discharge that obligation;

17. 1. 3.
by TELKOM by notice in writing to TFMC, WS ATKINS Plc and
REBSERVE, if there is a breach of the provisions of clause
24. 4 or if WS ATKINS loses the right to nominate the Chief
Executive Officer of TFMC, and such breach has not been
remedied within 30 (thirty) days of receipt by TFMC, WS
ATKINS Plc and REBSERVE of written notice by TELKOM
requiring them so to do;
17. 1. 4.
by TELKOM by notice in writing to TFMC, if TFMC by 1
December 2000 rejects the SLA's proposed by TELKOM in
respect of core FM services (referred to in paragraph 2 of
Annexure D) by 1 December 2000;
1 7. 1. 5.        by either party by the giving of 30 (thirty) days written notice thereof to the other party in the event that agreement is not reached as to the adjustment of service levels required by
TELKOM and/or limitations thereon imposed by TELKOM in the
relevant annual budget within the 15 (fifteen) day period
immediately following the determination of the arbitrator
referred to in paragraph 3 of Annexure D.
17. 2.
If the agreement is terminated as provided for in clause 17.1, then notwithstanding the termination of the agreement, TELKOM shall make the following payments to TFMC without set-off or deduction whatsoever:

17. 2. 1.
payments due for such of the services provided up to and
including the early termination date; and
1 7. 2. 2.        payments due in terms of this agreement in respect of periods during which TFMC is unable because of force majeure to
provide the services either in whole or in part, but is willing and available to provide such services; and
17. 2. 3.
all costs incurred by TFMC attributable to or in connection
with the termination of any of the transferring contracts as a result of the termination of this agreement.
17. 3.
Notwithstanding the expiry or earlier termination of this agreement, such expiry or termination shall not prejudice the accrued rights or liabilities of either party to this agreement.
17. 4.
Upon expiry or termination of this agreement:
17. 4. 1.     TFMC shall vacate the designated properties;

17. 4. 2.
TFMC shall remove all of its assets from the designated
properties and shall leave the designated properties in a clean and tidy condition; and
17. 4. 3.
TFMC shall return to TELKOM all documentation held by it in
safe-keeping as provided for in clause 6. 8 above.

18.         LIABILITY OF TFMC
18. 1.
TFMC shall not be liable to TELKOM for any loss by reason of any failure or delay in performing its obligations under this agreement which is due to force majeure.

18. 2.
TFMC shall not be liable for, and TELKOM shall have no claim whatsoever against TFMC  f o r :-
18. 2. 1.
any failure by TFMC to perform or any delay in the
performance of its obligations under this agreement
attributable  t o :
18. 2. 1. 1.
a failure by TELKOM to provide any of the client
facilities at any time over the duration of this
agreement as provided for in Annexure F; or
18. 2. 1. 2.
any non-performance or part performance by
any other party to a transferring contract of any
of that party's obligations under a transferring
contract;
1 8. 2. 1. 3.                any act or omission over the set up phase of a
transferring employee referred to in paragraph
3. 1 and 3. 2 of Annexure E, whether negligent or
intentional, in the performance of that
transferring employee's obligations in the course
of his or her employment with TFMC;

18. 2. 1. 4.
any transferring asset not being fit for the
purpose for which it is intended for use, or not
being in operable condition at the date that
asset is delivered to TFMC, or the transferring
assets or any of them not being sufficient or
adequate for purposes of the provision of the
services;
18. 2. 2.
any use of documents otherwise than as licenced under clause
12. 1 hereof; or
18. 2. 3.
any economic, indirect or consequential loss or injury or
damage or liability including (without limitation) loss of profits or production or revenue or any interruption of TELKOM'S
business whatsoever; or
18. 2. 4.
the performance of the services or any part thereof or the
additional services or any part thereof, after the termination or expiry of this agreement.

18. 3.
As between the parties, the total liability of TFMC arising under or in connection with or out of this agreement for whatsoever cause and howsoever arising (including without limitation for breach of contract, delict or breach of statutory duty) shall not exceed the extent of the receipts by TFMC from TFMC's insurance cover as reflected in Annexure
I from time to time, and TELKOM hereby indemnifies and holds TFMC harmless from and against all claims, damages, costs or expenses
(whether asserted by TELKOM or third parties) arising under, out of or in connection with this agreement in excess thereof but not exceeding and only to the extent of the receipts by TELKOM from TELKOM'S insurance cover to be agreed between the parties and attached as Annexure J before 31 August 2000. Until such time as such Annexure J has been agreed and attached as aforesaid, TELKOM'S liability hereunder shall be limited to the receipts from its current insurance levels and cover prevailing as at the commencement date.
19.
INSURANCES
19. 1.
TFMC shall by not later than the expiry of the set up phase take out and maintain relevant categories of insurances as are ordinarily taken out and maintained by providers of facilities management services of the type contemplated in this agreement, comprising relevant categories of insurance cover contemplated in Annexure I. TFMC shall not be liable for, and therefore shall not be required to take out any insurance for, the risks contemplated in clause 18. 2. 3.
19. 2.           TELKOM shall take out and maintain such insurance cover (including self insurance), comprising insurance cover of not less than such cover it has prevailing as at the commencement date and thereafter as agreed by the parties and as specified in Annexure J to be attached to this agreement before 31 August 2000.
19. 3.
As and when either party reasonably requires the other party to do so, the other party shall provide to the requesting party documentary evidence and/or copies of insurance policies to substantiate that the insurances contemplated in this clause 19 have been taken out and are being properly maintained.

19. 4.           TFMC shall check and maintain records of the insurances held by all sub-
contractors and other persons engaged by TFMC for purposes of providing the services and shall ensure that such insurances are adequate to provide insurance cover equivalent to the extent applicable to the insurance cover required under this clause 19.
20.        PROTECTION OF EMPLOYEES
20. 1.
If the agreement is terminated or expires, for whatever reason, or if the parties agree to amend the scope of the services to be provided under this agreement, and -
20. 1. 1.
TELKOM provides or intends to provide any of the services or additional services contemplated under this agreement, or any part thereof, itself, then TELKOM shall be entitled, subject to
20.1.2, by notice thereof in writing delivered to TFMC by not later than the expiry of 30 (thirty) days immediately following such termination or expiry or amendment of the scope of
services, as the case may be, to purchase and take transfer of, and TFMC shall be obliged to sell and transfer to TELKOM,
with effect from the date of such termination or expiry, as the case may be; or
20. 1. 2.
TELKOM at any time thereafter appoints or takes steps to
appoint any other person for purposes of or in connection with the provision of the services or additional services
contemplated under this agreement or any part of parts
thereof, then TELKOM shall be obliged as a condition of
acceptance of such appointment by such person, that such

person be obliged with effect from the date of appointment to purchase and take transfer of,
that portion of the facilities management business of TFMC then existing, as a going concern, comprising all of those employees and assets used by TFMC in the provision of the services in question then still employed and owned by TFMC, as the case may be, and all those contracts to which TFMC is then still a party in relation to the provision of the services in question, on the basis provided for in clause 20. 2 below.

20. 2.
The sale and transfers contemplated in clause 20.1 above shall be effected as far as possible on the same basis as that provided for in the sale of business agreement, and the provisions of the sale of business agreement shall apply mutatis mutandis to such sale and transfers.
Without limiting the generality of the aforegoing, the parties agree as follows:
20. 2. 1.
The documents and data referred to in clause 12.1 shall
be sold and delivered to TELKOM for R1, 00 (one rand).

20. 2. 2.
The remaining assets sold shall be sold at purchase prices
agreed with TFMC or, failing such agreement, at the value
determined in accordance with clause 22. 3 of the sale of
business agreement.

20. 2. 3.
The transferring contracts still in existence shall be
assigned by TFMC to TELKOM or the person appointed by
TELKOM, as the case may be, and all risk and benefit in
such contracts shall pass to TELKOM or such persons, and

TELKOM hereby indemnifies TFMC in respect of all
prospective obligations and liabilities arising out of or in connection with such transferring contracts with effect
from the date such contracts are assigned by TFMC as
aforementioned.
20. 2. 4.
Any dispute as to the extent to which the provisions of
the sale of business are applicable to the sale and/or
transfers contemplated herein shall be referred at the
instance of any party to the dispute for determination to
an admitted attorney of not less than 20 (twenty) years
practice agreed upon by the parties to the dispute or
failing such agreement to any such admitted attorney
nominated by the senior partner for the time being of
Webber Wentzel Bowens (or its successor in title or
assignee), acting as an expert and not as an arbitrator,
whose determination in this regard shall be final and
binding upon the parties.
20. 3.
The provisions of clause 20 of this agreement are separate and severable from the remaining provisions of this agreement and shall survive the termination or expiry of this agreement.
20. 4.
TFMC undertakes not to retrench any of the transferring employees for a period of 20 (twenty) months reckoned from the commencement date.

20. 5.
TFMC undertakes, in so far as is reasonably possible and subject to it being able to continue to provide the services on a sound commercial basis, to continue the training, re-skilling and redeployment programme of TELKOM in respect of employees or former employees retrenched by
TELKOM.
2 1 .           ASSIGNMENT AND SUBCONTRACTING
21. 1.
Neither party shall without the prior written consent of the other party have the right to assign the rights, benefits or obligations under this agreement or any part thereof, provided that such prohibitions shall not apply to any assignments where such assignment results from or is made in connection with any reconstruction or amalgamation within the group of companies of which either party is a member, subject to the provision of clause 21. 2 and 21. 3.

21. 2.
It is recorded that the listing of TELKOM shall not constitute a breach of the provisions of clause 21.1.
21. 3.
TFMC may subcontract the services or any part thereof and the additional services or any part thereof without the prior consent of
TELKOM, provided that such sub-contracting shall not relieve TFMC of any of its obligations to TELKOM under this agreement.
22.            DISPUTES
22. 1.
Save as may be otherwise provided for in this agreement, any dispute of whatsoever nature which arises out of or in connection with this agreement, including any dispute as to the validity, existence, enforceability, interpretation, application, implementation, breach, termination or cancellation of this agreement or as to the parties' rights and/or obligations in terms of this agreement or in connection with any documents furnished by the parties pursuant to this agreement or any matter contemplated by Annexure D of this agreement, shall if so required by either party by giving written notice to the other be submitted to arbitration in accordance with this clause 22 and the arbitration laws for the time being in force in the RSA.
22. 2.
This clause 22 shall not preclude either party from obtaining interim relief on an urgent basis from a court of competent jurisdiction.

22. 3.
The arbitrator shall, if the dispute is agreed in writing by the parties to be:
 -
22. 3. 1.
primarily an accounting matter, be an independent
practising accountant of not less than 10 (ten) years'
standing as such;
22. 3. 2.
primarily a legal matter, be an attorney of not less than
10 (ten) year's standing as such or a practising senior
counsel;
22. 3. 3.
any other matter, be a suitably qualified independent
person,
agreed upon in writing by the parties; provided that if the parties do not, within 3 (three) days after the date on which the arbitration is demanded, agree in writing as to the nature of the dispute and the identity of the arbitrator, the arbitrator shall, irrespective of the nature of the dispute, be appointed by the Arbitration Foundation of Southern Africa or its

successors-in-title upon request by either party to make such appointment after the expiry of such 3 (three) day period.
22. 4.
The arbitration shall be held at a venue in Pretoria or Sandton (as the arbitrator may determine) and in accordance with formalities and/or procedures determined by the arbitrator, and may be held in an informal and summary manner, on the basis that it shall not be necessary to observe or carry out the usual formalities or procedures, pleadings and/or discovery, or to observe the strict rules of evidence. The parties shall be entitled to legal representation at any such arbitration.
22. 5.
The arbitrator shall have the power, inter alia, to -
22. 5. 1.
investigate any matter, fact or thing which he considers
necessary or desirable in connection with the dispute and,
for that purpose, shall have the widest powers of
investigating all the books, records, documents and other
things in the possession or under the control of any party,
the right to take copies thereof and/or make extracts
therefrom, the right to inspect goods and/or property of
the parties, and the right to have such books, records,
documents, goods and/or property produced and/or
delivered at any place reasonably required by him;
22. 5. 2.
summon as a witness any person who may be able to give
relevant evidence. Each party undertakes to use
reasonable endeavours to procure the attendance when
summoned of any witness employed by it or otherwise
under its control;

22. 5. 3.
interview, question and cross-examine under oath any
witness;
22. 5. 4.               record evidence;

22. 5. 5.
make an award regarding the amount and responsibility for
payment of legal fees and the arbitrator's remuneration;
22. 5. 6.
call for the assistance of any other person who he may
deem necessary to assist him in arriving at his decision
and shall in the event of a dispute contemplated in
paragraph 3 of Annexure D, call for the assistance of an
internationally recognised facilities management expert
and have due regard to the assistance so provided;

22. 5. 7.
make such temporary or final order or award (including a
rule nisi, a declaratory order, an order for specific
performance, an interdict and an award of damages or a
penalty) as a High Court would be competent to make in
the circumstances; and
22. 5. 8.
exercise any additional powers which are conferred on him
in terms of the Arbitration Act,
and to allow or cause any of the aforementioned things to be done.
22. 6.
The arbitration shall be held as quickly as possible after it is demanded with a view to its being completed within 30 (thirty) days after it has been so demanded.

22. 7.
Immediately after the arbitrator has been appointed, either party shall be entitled to call upon the arbitrator to fix a date and place when and where the arbitration proceedings shall be held and to settle the procedure and manner in which the arbitration proceedings will be held.

22. 8.
Any order or award that may be made by the arbitrator -
22. 8. 1.
shall be appealable by the party/ies aggrieved thereby (if
any);

22. 8. 2.                shall be carried into effect; and
22. 8. 3.                may be made an order of any competent court.
22. 9.
The hearing of the arbitration shall be held in camera. Save to the extent strictly necessary for the purposes of the arbitration or for any court proceedings related thereto, neither party shall disclose or permit to be disclosed to any person any information concerning the arbitration or the award (including the existence of the arbitration and all process, communications, documents or evidence submitted or made available in connection therewith).
22. 10.
This clause 22-
22. 10. 1.
constitutes an irrevocable consent by the parties to any
proceedings in terms hereof; and

22. 10. 2.
is severable from the other provisions of this agreement
and shall remain in effect notwithstanding the termination
or invalidity for any reason of this agreement.
23.         INTEREST ON OVERDUE BALANCES

Any amount falling due for payment by either party to the other party in connection with this agreement, shall bear interest at the prime rate from the due date for payment thereof (after compliance with the payment procedures specified in this agreement) or, in the case of amounts due by way of an indemnity or damages (whether liquidated or not), from the date upon which the relevant indemnified loss or damage arose, to the date of actual payment thereof
(both dates inclusive). Any damage and/or any indemnified loss arising from any breach of any warranty or representation as to a stipulated state of affairs as at any date shall be deemed to have been sustained on the date to which such stipulation relates.
24.
PRINCIPLES OF SHAREHOLDER CONTROL OVER TFMC
24. 1.
WS ATKINS Plc and REBHOLD LIMITED (through REBSERVE) have
established a new joint venture company in the RSA ("NEWCO") for purposes of conducting facilities management services in Southern
Africa. Initially, WS ATKINS Plc through WS ATKINS will effectively hold
45% (forty five percent), and REBSERVE will effectively hold 55% (fifty five percent), of the issued shares of NEWCO. WS ATKINS Plc's effective shareholding in NEWCO may increase to 49% (forty nine percent) and REBSERVE's shareholding decrease to 51% (fifty one percent).

24. 2.
Initially, NEWCO will hold 100% (one hundred percent) of the issued shares of TFMC. Organised labour, staff and management will be entitled to participate in TFMC by way of subscribing for up to 15%
(fifteen percent) of the issued shares of TFMC, on a fully diluted basis, as contemplated in clause 25 of the sale of business agreement. If this equity participation occurs, NEWCO's shareholding in TFMC will decrease to 85% (eighty five percent). The contents of this clause 24. 2 do not constitute a benefit for any person not a party to this agreement.
24. 3.
Accordingly, after the dilution of NEWCO's shareholding in TFMC to 85%
(eighty five percent) as contemplated in clause 24. 2, WS ATKINS Plc's effective shareholding in TFMC will initially be 38. 25% (thirty eight point twenty five percent) (being 45% of 85%) (forty five percent of eighty five percent) and REBSERVE's effective shareholding in TFMC will initially be 46. 75% (forty six point seventy five percent) (being 55% of 85%)
(fifty five percent of eighty five percent). If these effective shareholdings in TFMC change except with the consent of TELKOM, which consent shall not be unreasonably withheld, then TFMC shall notify TELKOM of such changes in the shareholdings of NEWCO and/or TFMC giving rise to such change.
24. 4.
Furthermore, if, except with the consent of TELKOM, which consent shall not be unreasonably withheld, the effective shareholdings of WS
ATKINS Plc or of REBSERVE fall below 30% (thirty percent) (as contemplated in paragraph 8 of the mandate letter) or if TFMC sells its business as a going concern, or a major part thereof, then TELKOM shall be entitled to terminate this agreement in terms of clause 17. 1. 3 above.

24. 5.
TFMC has made available to TELKOM a copy of the draft shareholders'
agreement between WS ATKINS (a wholly owned subsidiary of WS
ATKINS Plc) REBSERVE and NEWCO. To the extent that any changes are made to the provisions of that shareholder's agreement affecting the principles enunciated in this clause 24. 5, then TFMC shall not agree to such change until after consultation with TELKOM. It is provided in the aforementioned shareholders' agreement that notwithstanding the disparate equity participation of WS ATKINS and REBSERVE in TFMC, the day to day management of TFMC shall be conducted by joint consensus management by WS ATKINS and REBSERVE. Furthermore, the Chief Executive Officer of TFMC shall be appointed by the board of
NEWCO and shall be a nominee of WS ATKINS. Both WS ATKINS and
REBSERVE have also undertaken to provide adequate suitably qualified personnel to TFMC to ensure that TFMC is able to perform its obligations under this agreement.
25.         FRAUD
If, at any time during the period of this agreement, TELKOM in its reasonable discretion determines, based on prima facie evidence, that anyone employed by
TFMC in a supervisory capacity has, in respect of this agreement -
25. 1.      acted dishonestly and/or in bad faith; or
25. 2.
made any wilful or material negligent misrepresentation to TELKOM, whether in any negotiations preceding the conclusion of, or in the execution of, this agreement,

then TELKOM shall be entitled to request in writing that TFMC cause such person to cease to be employed by TFMC for purposes of the provision of any of the services under this agreement, and upon receipt of such written request
TFMC shall be obliged forthwith at its own expense to cause such person to cease from providing or being involved in any manner whatsoever with the provision of the services to TELKOM under this agreement.
26.
BREACH
If any party breaches any material provision or term of this agreement (other than those which contain their own remedies or limit the remedies in the event of a breach thereof without derogating the provisions of clause 17) and fails to remedy such breach within 30 (thirty) days of receipt of written notice requiring it to do so (or if it is not reasonably possible to remedy the breach within 30
(thirty) days, within such further period as may be reasonable in the circumstances provided that the party in breach furnishes evidence within the period of 30 (thirty) days, reasonably satisfactory to the other party, that it has taken whatever steps are available to it, to commence remedying the breach)
then the aggrieved party shall be entitled without notice, in addition to any other remedy available to it at law or under this agreement (except as provided for in clause 17), including obtaining an interdict, to cancel this agreement or to claim specific performance of any obligation whether or not the due date for performance has arrived, in either event without prejudice to the aggrieved party's right to claim damages.
27.
DOMICILIUM CITANDI ET EXECUTANDI
27. 1.
The parties choose as their domicilia citandi et executandi for all purposes under this agreement, whether in respect of court process, notices or other documents or communications of whatsoever nature
(including the exercise of any option), the following addresses:

27.
 1. 1.
Physical:
and
TELKOM
Telkom Towers North
19th Floor
152 Proes Street
Pretoria
0001
Marked for the attention  o f : The Chief Procurement
Officer
Telkom Towers North
24th Floor
1 52 Proes Street
Pretoria
0001
Marked for the attention  o f : The Chief Executive Officer

Telefax:            (012) 326-1588 (The Chief Executive Officer)
and
(012) 311-6210 (The Chief Procurement Officer)
27.
 1. 2.
TFMC, REBSERVE, WS ATKINS Plc

Physical:               Block E, Rochester Place
173 Rivonia Road
Morningside
2116
Marked for the attention  o f : The Chief Executive Officer

Telefax:              (011) 783-8887
Marked for the attention  o f : The Chief Executive Officer

27. 2.
Any notice or communication required or permitted to be given in terms of this agreement shall be valid and effective only if in writing but it shall be competent to give notice by telefax.
27. 3.
Any party may by notice to the other parties change the physical address chosen as its domicilium citandi et executandi to another physical address where postal delivery occurs in Gauteng or its postal address or its telefax number, provided that the change shall become effective on the 10th (tenth) business day from the deemed receipt of the notice by the other party.
27. 4.
Any notice to a party -
27. 4. 1.
sent by prepaid registered post (by airmail if appropriate)
in a correctly addressed envelope to it at an address
chosen as its domicilium citandi et executandi to which
post is delivered shall be deemed to have been received on
the 20th (twentieth) business day after posting (unless the
contrary is proved);

27. 4. 2.
delivered by hand to a responsible person during ordinary
business hours at the physical address chosen as its
domicilium citandi et executandi shall be deemed to have
been received on the day of delivery; or

27. 4. 3.
sent by telefax to its chosen telefax number stipulated in
clause 27.1, shall be deemed to have been received on the
date of despatch (unless the contrary is proved).
27. 5.
Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicilium citandi et executandi.

28.
 MISCELLANEOUS
28. 1.
This agreement constitutes the whole agreement between the parties relating to the subject matter hereof and supersedes and novates all representations and understandings, whether written or oral, relating to the subject matter hereof including the provisions of the mandate letter.
28. 2.
No amendment or consensual cancellation of this agreement or any provision or term hereof or of any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this agreement and no settlement of any disputes arising under this agreement and no extension of time, waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this agreement or of any agreement, bill of exchange or other document issued pursuant to or in terms of this agreement shall be binding unless recorded in a written document signed by the parties (or in the case of an extension of time, waiver or relaxation or suspension, signed by the party granting such extension, waiver or relaxation). Any such extension, waiver or relaxation or suspension which is so given or made shall be strictly construed as relating strictly to the matter in respect whereof it was made or given.

28. 3.
No extension of time or waiver or relaxation of any of the provisions or terms of this agreement or any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this agreement, shall operate as an estoppel against any party in respect of its rights under this agreement, nor shall it operate so as to preclude such party thereafter from exercising its rights strictly in accordance with this agreement.
28. 4.
To the extent permissible by law no party shall be bound by any express or implied term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.
29.
SIGNATURE IN COUNTERPARTS
This agreement may be executed in counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same agreement.
Unless otherwise provided in this agreement, this agreement shall become effective and be dated on the date on which this agreement or a counterpart of this agreement is signed by the last of the parties to execute this agreement or, as the case may be, a counterpart thereof.

30          COSTS
Each party shall bear its own legal costs of and incidental to the preparation, settling, signing and implementation of this agreement.
SIGNED by the parties and witnessed on the following dates and at the following places respectively:
DATE    PLACE  WITNESS   SIGNATURE
31/09/2002 Pretoria  1. /S/                                For: TELKOM SA LIMITED
      2. /S/                                      /S/

DATE  PLACE  WITNESS   SIGNATURE
31 July 2000 Pretoria  1. /S/                               For: PRAYSA TRADE 1062
               PROPRIETARY LIMITED
    2. /S/                                     /S/

For purposes of paragraph 4.3.7 of Annexure G, and clause 17.1.3 of this agreement:

28/04/2000 Sandton  1. /S/                                    For: WS Atkins Plc
    2. /S/                                    /S/

     /S/
  /S/
(Name of witness in block letters)

Duly authorised

SIGNED at  Sandton
on
  29 March 1997

DATE    PLACE  WITNESS   SIGNATURE
31 July 2002 Pretoria  1. /S/                                For: REBSERVE LTD
      2. /S/                                      /S/

1.
The headings of the clauses in this agreement are for the purpose of convenience and reference only and shall not be used in the interpretation of nor modify nor amplify the terms of this agreement nor any clause hereof unless a contrary intention clearly appears.
2.      Words importing -

2. 1.       any one gender include the other two genders;
2. 2.       the singular include the plural and vice versa; and
2. 3.
natural persons include created entities (corporate or unincorporate)
and the state and vice versa.
3.            The following terms shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

3. 1.
"additional services" means those additional services contemplated in
Annexure C;
3. 2.
"annual budget" means the budgets agreed or determined from time to time in accordance with the provisions of Annexure G;

3. 3.
"Arbitration Act" means the Arbitration Act, 42 of 1965, as amended from time to time;
3. 4.
"business day" means any day which is not a Saturday, Sunday or gazetted national public holiday in the RSA;
3. 5.
"client facilities" means the data, information, assistance, facilities and approvals to be provided or obtained by TELKOM as contemplated in this agreement, including but not limited to those matters
contemplated in Annexure F;
3. 6. "the commencement date" means 1 August 2000;
3. 7.
"the Companies Act" means the Companies Act 61 of 1973, as
amended from time to time;
3. 8.
"contract management plan" means the contract management plan contemplated in Annexure H, as amended from time to time;
3. 9.
"designated properties" means all the immovable properties, facilities and infrastructure used from time to time (now or in the future) by
TELKOM for purposes of conducting its businesses, whether owned or leased from time to time by TELKOM, including the building and infrastructure systems referred to in paragraph 5 of Annexure B but excluding the plant and equipment referred to in paragraph 6 of
Annexure B;

3. 10.
"drawdown facility" means the drawdown facility established in terms of Annexure G;
3. 11.
"due diligence data" means all the information and data provided by
TELKOM to TFMC during the due diligence investigation and recorded in the disclosure pack contemplated in the sale of business agreement;
3. 12.
"early termination date" means the date upon which this agreement is terminated as provided for in clause 17;

3. 13.         "the effective date" means the effective date as defined in the sale of business agreement, being the first day of the month immediately following the month in which the sale of business agreement becomes unconditional in accordance with its terms;

3. 14.
"expiry date" means the later of 31 March 2011 (being the date upon which the agreement expires by effluxion of time) or such later date as the parties may agree to extend the period of this agreement in terms of clause 3. 2 of the agreement, and the date upon which TFMC has received all fees due to it pursuant to this agreement;
3. 15.         "FMS business" means the business conducted by TELKOM in its FIO division and Pamdev division forming the subject matter of the sale of business agreement;

3. 16.
"FIO division" means the facilities infrastructure operations division of
TELKOM, being the division of TELKOM responsible for the functions and conducting the business more fully described in Annexure B1 of the sale of business agreement;

3. 17.
"force majeure" includes acts or omissions of any government, government agency, provincial or local authority or similar authority, any laws or regulations having the force of law, civil strife, riots, insurrection, sabotage, acts of war or public enemy, illegal strikes, interruption of transport, lockouts, inability on the part of TFMC as a result of force majeure of the nature contemplated in this clause to obtain the services or any part thereof from any supplier or contemplated supplier thereof, prohibition of exports, rationing of supplies, flood, storm, fire or (without limitation eiusdem generis) any other circumstances beyond the reasonable control of the party claiming force majeure or vis major and comprehended in the terms force majeure or vis major;
3. 18.    "key personnel" means those persons described in Annexure E1;

3. 19.
"leased premises" means the premises leased or to be leased by TFMC from TELKOM from time to time;
3. 20.
"mandate letter" means the mandate letter from TELKOM to TFMC,
WS ATKINS INTERNATIONAL LIMITED and REBSERVE dated 12 May
2000;

3. 21.
"master lease agreement" means the master lease agreement read together with the individual lease agreements (as defined therein)
entered into or to be entered into between TPI Investments and
TELKOM in respect of certain of the designated properties leased by
TELKOM from TPI Investments;
3. 22.
"the operational phase" means the operational phase referred to in clause 5. 2. 5 of this agreement
3. 23.
"Pamdev division" means the property asset management division of
TELKOM, being the division of TELKOM responsible for the functions and conducting the business more fully described in Annexure B2 to the sale of business agreement;
3. 24.
"prime rate" means the rate publicly quoted by Nedbank, a division of
Nedcor Bank Limited ("Nedbank") from time to time as being its prime rate (expressed as a nominal annual compounded monthly in arrear rate), calculated on a 365 day factor, irrespective as to whether or not the year is a leap year and prima facie proven by certificate by any manager or director of Nedbank (whose qualification or authority need not be proven);
3. 25.
"Rebserve" means Rebserve Limited, Registration
No. 1999/003610/06, a company incorporated in accordance with the laws of the RSA;

3. 26.    "RSA" means the Republic of South Africa;
3. 27.
"sale of business agreement" means the sale of business agreement entered into or about to be entered into between TELKOM and TFMC in terms of which TELKOM sold or will sell, the businesses of its FIO division and Pamdev division to TFMC.
3. 28. "the services" means those services described in Annexure B;
3. 29.
"the set-up phase" means the set-up phase referred to in clause 5. 2. 1 of this agreement;
3. 30.
"signature date" means the date of the last signature of this agreement;

3. 31.
"SLA's" means the service level agreements contemplated in Annexure
D;
3. 32.
"strategic management forum" means the strategic management
forum established by TELKOM and TFMC as provided for in clause 12 of this agreement;
3. 33.
"this agreement" means this agreement and includes all of the annexures thereto, the SLAs, the contract management plan and the due diligence data;

3. 34.
"TPI Investments" means TPI Investments (Proprietary) Limited,
Registration No. 1999/022930/07;
3. 35.
"transfer phase" means the transfer phase referred to in clause 5. 2. 2 of this agreement;
3. 36.
"transferring assets" means, collectively, the FIO assets and the
Pamdev assets sold by TELKOM to TFMC pursuant to the sale of business agreement;

3. 37.
"transferring contracts" means those contracts whether assigned to
TFMC pursuant to the provisions of the sale of business agreement or not, contemplated in Annexures D1 and D2, as adjusted, of the sale of business agreement;

3. 38.
"transferring employees" means those employees transferred to TFMC pursuant to the provisions of the sale of business agreement;
3. 39.
"transformation phase" means the transformation phase referred to in clause 5. 2. 3 of this agreement;
3. 40.
"value for money" shall have the meaning ascribed thereto in
Annexure G;
3. 41.
"VAT" means Value-Added Tax levied in accordance with the VAT
Act;

3. 42.
"VAT Act" means the Value-Added Tax Act 89 of 1991, as amended from time to time;
3. 43.
"WS ATKINS" means WS ATKINS International Limited, Registration
No. 01885586, a company incorporated in accordance with the laws of the United Kingdom.
4.
Any reference to an enactment is to that enactment as at the signature date and as amended or re-enacted from time to time.

5.
If any provision in a definition is a substantive provision conferring rights or imposing obligations on any party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the agreement.

6.
When any number of days is prescribed in this agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a day which is not a business day, in which case the last day shall be the next succeeding business day.

7.
Where figures are referred to in numerals and in words, if there is any conflict between the two, the words shall prevail.
8.
Expressions defined in this annexure shall bear the same meanings in this agreement and in schedules or annexures to this agreement which do not themselves contain their own definitions.

9.
Reference to day/s, month/s or year/s shall be construed as Gregorian calendar day/s, month/s or year/s.
10.
Where any term is defined within the context of any particular clause in this agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this agreement, notwithstanding that that term has not been defined in this Annexure.
11.
The expiration or termination of this agreement shall not affect such of the provisions of this agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

12.
The rule of construction that the contract shall be interpreted against the party responsible for the drafting or preparation of the agreement, shall not apply.
13.
The agreement shall be governed by and interpreted according to the laws of the RSA and subject to the exclusive jurisdiction of the courts of the RSA.
14.
To the extent that there is any conflict between the terms and conditions of this agreement and those of any annexure, agreement or document prepared by the parties pursuant to or in terms of the provisions of this agreement, then the provisions of this agreement shall prevail.

15.
Any provision in this agreement which is or may become illegal, invalid or unenforceable in any jurisdiction affected by this agreement shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be treated pro non scripto and severed from the balance of this agreement, without invalidating the remaining provisions of this agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

ANNEXURE B: SCOPE OF THE SERVICES
SCOPE OF SERVICES TO BE PROVIDED BY TFMC TO TELKOM
The scope of services to be provided to TELKOM under the agreement are materially the same as the scope of those services rendered through the FIO division and
Pamdev division (previously TP and IO divisions) of TELKOM over the twelve month period prior to the commencement date including the appointment, management and termination of consultants' services. These services include but are not necessarily limited to the services contemplated below in this annexure:

1.
REAL ESTATE SERVICES
1. 1.
Property Management
This function includes the management and delivery of the following services:

* Tenant installations
* Property administration
* Local authority/Utility accounts (including rates and taxes)
* Portfolio budget and management
* Churn management
* Upkeep of the property register and related information
* Lease management
> In-Leasing
> Letting and subletting
> Co-users

> Way leaves
> Tenant roll administration
> Rent collection and reconciliation
* Real-estate procurement and disposals on behalf of TELKOM
* Site management
* Marketing of accommodation
* Space management
* Compliance with relevant legislation and regulations

1. 2.           Professional Services
This function includes the management and delivery of the following services:
* Identification of development and value opportunities
* Property development assessment
* Property development
* Portfolio assessment
* Utilisation optimisation
* Optimisation of operating cost reduction
* Property Valuation Services
* Lease review and specialised support
* Rezoning of land
* Compliance with relevant legislation and regulations

2.
DEVELOPMENT SERVICES
Development services include all work related to TELKOM projects affecting the designated properties, including but not limited  t o :
    New developments
    Modifications, additions to, modernisation and upgrades of the designated properties
    Refurbishment of the designated properties
2. 1.
Development Management
This function includes the management and delivery of the following services:
* Business case management
* Development and management of annual project budgets
* Future infrastructure expansion planning
* Build programme and budget management
* Consultant selection, appointment, briefing and management
* Contract administration
* Compliance with relevant legislation and regulations
2. 2.
Engineering, Design and Development
This function includes the management and delivery of the following engineering and professional services:

* Architectural services
* Structural design
* Design Services
> Structural design
> Civil design
> Mechanical design
> Electrical design
> Electronic design

* Draughting services
* Quantity surveying services
* Tender technical specifications preparation, issuing, evaluation and adjudication
* Construction management
* Consultant selection, appointment, briefing and management
* Data pack development (Design and As-built)
 * Design and Technology optimisation
* Compliance with relevant legislation and regulations

2. 3.
Project and Construction Management
This function includes the management and delivery of the following services:
* User requirement definition
* Building and construction site management

* Building inspections/Quality control
* Progress/Time/Cost management
* Tender adjudication
* Contractor selection, appointment, briefing and management
* Variation order management
* Compliance with relevant legislation and regulations
* Co-ordinate and manage local authority and legal requirements associated with the projects
2. 4.        Maintenance Projects
This function includes the management and delivery of the following project services:
* Equipment installations and commissioning
* Site hand-over
* Building, plant and equipment refurbishment
* Plant and equipment replacements
* Compliance with relevant legislation and regulations
3.               FACILITY OPERATIONS
3. 1.        Maintenance and Technical Operations
This function includes the management and delivery of the following services:

* Maintenance management and engineering services
> Maintenance planning
> Development and implementation of service level
specifications for internal and external service providers
> Maintenance inspections, Condition surveys, Technical
audits
> Failure analysis and corrective action services
> Maintenance optimisation
> Engineering standards, policies and procedures related
to:
    Engineering and Technology
     Occupational health and safety, environmental
     protection and statutory compliance
     Usage of plant and equipment
     Capacity planning and control
* Maintenance execution, including but not limited  t o :
>           Tier 0 to Tier 1 Restoration & Disaster Recovery
Services which inter-alia include:
     Emergency maintenance (EM)
     Planned corrective maintenance (PCM)

> Tier 1 Operational Support services which inter-alia
include:
      Preventative maintenance (PM)
      Construction (Installations and replacements)
> Tier 2 Specialist Support
> Thefts, Breakages and Incidents (TBI) restoration
      Maintenance Contractor selection, appointment and
management
      Integrated Logistic Support (ILS) services
> Inventory management including catalogue item
requirements and critical spares
> Procurement of materials, equipment and services
> Computerised maintenance management system
> Standardisation
> Disposal and scrapping of inventory items related to the
designated properties
* Compliance with relevant legislation and regulations
3. 2.
Facility Support Services
This function includes the management and delivery of the following
s e r v i c e s :

* Cleaning Services
 > Cleaning contractor selection, appointment and
management
> General office cleaning services
> Gardening and landscaping services
> Pest Control
> Office plants maintenance
> Window washing
> Hygiene services
> Refuse removal
> Waste paper recovery & disposal
* Space Planning
* Energy Management
* Furniture Management as it is currently performed by the FIO division
* Conference centre scheduling as it is currently performed by the FIO division
* Compliance with relevant legislation and regulations

3. 3.
 Service Activation and Assurance
This function includes the management of the following elements:
* Service Activation Desk
* Monitoring and Surveillance of infrastructure alarms and faults for all non-core and information technology facilities, as well as support to the NNOC for all facility and infrastructure related alarms
* Property Helpdesk Service
* Compliance with relevant legislation and regulations

3. 4.
Provisioning of Mechanical Aids and Mobile Power Generation
Equipment
This service includes
       The support and provisioning of certain agreed mechanical aids to TELKOM
       The provisioning of mobile standby power generation services, which include, inter alia
* Provisioning of mobile standby power plant units on a
standby and operational basis
* Transportation, installation, servicing and removal
services associated with this plant
4.
EMBEDDED SERVICES
The following value-added services are embedded in the services delivered in terms of the agreement in order to provide best practice support to the above services:
* Quality Management in line with the requirements of ISO 9001

*                 Configuration and Document Management. As part of this service
TFMC will act as custodian for TELKOM of all technical, operational, statutory and commercial documentation, data and information related to the designated properties
*                Joint development and management of Services Levels
*                Performance management and reporting
*               Performance Benchmarking
*               Support of training to users of plant and equipment and the transfer, integration and application of international best practise, skills and know-how in support of TELKOM
*                Supply chain management (procurement, distribution and stores)
*                Contract management
*                Formalised operational and IT systems, methodologies and processes
*                Occupational health and safety management and statutory compliance related to the services provided by TFMC. This service includes the appointment of certified engineer(s) (Government Certificate of competency) responsible to support the 16.1 appointee in terms of the
OHS Act of 1993 for the designated properties
*                Environmental management related to the services provided by TFMC aligned with ISO 14000 and TELKOM environmental management
programme
*                 Implementation and maintenance of a formal risk management programme related to the services provided by TFMC.

5.
SPECIFIC SYSTEMS INCLUDED IN THE TFMC SCOPE OF WORK
The following building and infrastructure systems related to the TELKOM
Facilities Infrastructure Operations (FIO), will form part of the TFMC Scope of
W o r k :

5. 1.
Cooling Systems
*                Heating, Ventilation, Air-conditioning, Refrigeration, Cooling
(HVARC) systems
*                Building Management Systems (BMS) and control Systems

5. 2.
Energy Systems
*                Low voltage (LV) A/C Reticulation (up to 380 V)
*                Standby Power Generation (mobile + fixed plant from 5KVA to
2.
 8MW)
*                Uninterrupted Power Supplies (UPS) - fixed and loose standing installations
*                High and Medium Voltage A/C Systems ( + 380 V) including
substations, transformers and control systems
*                Lightening Protection systems
*                Earthing & Bonding Systems
5. 3.
Fire Systems
*               Fire Detection systems
*               Gaseous/Flooded Fire Protection Systems
*               Fire water supply, reticulation and sprinkler systems
*               Fire extinguishers, Hydrants, Hoses and Hose Reels

*                  Emergency control and communication systems
5. 4.            Access Control Systems
*                 Security and intruder systems
*                 Access control systems
*                 Control and communication systems
5. 5.           Infrastructure
*                Building, Civil and Structural Systems
*                General Building Systems (plumbing, painting, ceilings,
partitioning, raised floors, ironmongery, carpentry etc)
*                Access Roads and Paving
*                Towers and Masts
*                Containers and cabinets requiring AC power supplies
*                Domestic water reticulation systems
*                Fencing and gates
*                Lifts, Hoists and Lifting Beams
*                Cable Dehydration plant
6.               SPECIFIC SYSTEMS EXCLUDED FROM THE TFMC SCOPE OF SERVICES
The following services and plant and equipment fall outside the scope of the services to be provided by TFMC.
6. 1.          All Telecommunications and IT related equipment.

All aspects (viz. policy, design support, construction/installation and
Tier I to Tier II support) of DC power systems including the following:
*      Rectifiers
*      Battery Sets
*      DC Power Reticulation Systems
(Note: The integration of AC to DC power and vice versa is a joint responsibility between TFMC and TELKOM)

6. 3.           All Networks related monitoring and alarm systems.
ANNEXURE C: ADDITIONAL SERVICES
1.
PRINCIPLES
1. 1.
Where either TELKOM or TFMC identify a need to change the
agreement such as the scope of the services or where either party recommends modifications or enhancements to the agreement, such changes will be governed by a change control procedure.
1. 2.
Until such time as a change is made in accordance with the change control procedure, TFMC shall, unless otherwise agreed in writing, continue to provide the services as if the request or recommendation of change had not been made.
1. 3.
Any discussions which may take place between TELKOM and TFMC in connection with a request or recommendation for change before the authorisation of a resultant change to the services shall be without prejudice to the rights of either party.
1. 4.            Agreed changes shall be formally documented.
2.
CHANGE CONTROL PROCEDURE
2. 1.
Discussion between TELKOM and TFMC concerning a change shall result in any one of the following: -

2. 1. 1.
            no further action being taken; or
2. 1. 2. a request to make a change by TELKOM; or
2. 1. 3. a recommendation to make a change by TFMC.
2. 2.
TELKOM shall be entitled to make a request to make a change by sending to TFMC a change control note in the form described in paragraph 2. 4 below with the part of the change control note relating to the items identified in paragraphs 2. 4. 1, 2. 4. 2, 2. 4. 3 and 2. 4. 4 completed by TELKOM. TFMC shall, unless otherwise agreed in
writing, respond to TELKOM request for change by completing all the other parts of the change control note referred to in paragraph 2. 4 below and returning the appropriately completed change control note to TELKOM within 30 days of receipt by TFMC of the change control note from TELKOM.
2. 3.
A recommendation for a change by TFMC shall be submitted by TFMC directly to TELKOM in the form of an appropriately completed change control note at the time of such recommendation. TELKOM shall ;
respond to that recommendation within 30 days of receipt of the appropriately completed change control note.
2. 4.
Each change control note shall contain:
2. 4. 1. the title of the change;

2. 4. 2.
the originator of the change and the date of the request or
recommendation for the change;
2. 4. 3.
 the reason/s for the change;

2. 4. 4.
                       full details of the change including any specifications;
2. 4. 5.             the price (if any) or the fees applicable to the change;
2. 4. 6.
a time-table for the implementation, together with any
proposals for acceptance, of the change;
2. 4. 7.              a schedule of payments (if appropriate);
2. 4. 8.
if the services proposed to be changed are the subject matter of any sub-contract between TFMC and a third party, details
of the likely impact, if any, of the change on that sub-
contract;
2. 4. 9.
details of the likely impact, if any, of the change on any other aspects of the agreement not referred to in 2. 4. 1 - 2. 4. 8 above;
2. 4. 10.            a unique sequential number of the change control note;

2. 4. 11.
the date the change control note shall expire if not signed by both parties in accordance with paragraph 2. 5 below; and
2. 4. 12.
provision for signature by TELKOM and by TFMC.

2. 5.
A change control note shall not be valid unless signed by duly authorised representatives of TELKOM and by any two directors of
TFMC, one of whom shall be the Chief Executive Officer of TFMC.
Any such signed change control note (together, if relevant, with any associated documents) shall where applicable constitute an amendment to the agreement pursuant to clause 22. 1 of the agreement as between
TELKOM and TFMC.
ANNEXURE D: SERVICE LEVEL AGREEMENTS
1.
TFMC undertakes to work with TELKOM to develop service level agreements
(SLAs) covering all aspects of the services to TELKOM. Such SLAs will be developed/refined from time to time by mutual agreement over the period of the agreement.
2.
TFMC and TELKOM shall use their respective best endeavours to have initial
SLAs in place in respect of core FM services by 1 December 2000 and in respect of most non-core FM services by the end of the transfer period. If the initial 10
SLA's in respect of the core FM services are not in place by 1 December 2000,
TELKOM shall be entitled to terminate this agreement in terms of clause 17. 1. 5 of the agreement. For purposes hereof, "core FM services" means the maintenance of that equipment in the designated property necessary to enable
TELKOM to deliver its core services of telecommunications and IT services, and
"non-core FM services" means all of the services which are not core FM services.
3.
It is recorded that TFMC will provide the core FM services and the non-core FM services to TELKOM at the levels of performance required from time to time by
TELKOM having regard to the limitations imposed thereon by TELKOM in the annual budget from time to time. If the limitations imposed by TELKOM in the annual budget are such that in the reasonable opinion of TFMC the service levels required by TELKOM in respect of non-core FM services and core FM services are substantially not achievable, and TELKOM does not agree to adjust the limitations in the annual budget and/or the service levels it requires appropriately, TFMC shall be entitled to refer the dispute to arbitration in terms of clause 22 for determination, and such determination as to whether or not the opinion of TFMC is reasonable in the circumstances shall be final and binding upon the parties. If TELKOM thereafter within a period of 15 (fifteen) days of such determination fails to agree to appropriate adjustments to the service levels5 it requires and/or the limitations it imposes on TFMC in the annual budget, then either party shall be entitled to terminate the agreement in terms of clause
17. 1. 6 of the agreement.
4.
The process that TFMC and TELKOM shall adopt for deriving SLAs shall  b e :
4. 1.
TELKOM and TFMC shall work together to prepare a services objectives and policy document ("SOPD") in relation to providing the services to the designated properties including having regard to the provisions of the master lease agreement. The objectives shall emphasise the aims and expectations of TELKOM. The policies shall record issues regarding the manner of delivery from which TFMC can subsequently develop internal, high-level operational directives.
4. 2.
TFMC shall prepare a services code of practice document ("SCPD") that has regard to the SOPD and which identifies and clearly specifies the different service functions and develops key operational directives for those functions.

4. 3.
TELKOM and TFMC shall work together to prepare a statement of service level requirements ("SSLR") which will be elicited from those people within TELKOM who represent the management interfaces with TFMC,
TELKOM budget holders and end-users. The SSLR will identify the statutory obligations, business critical needs and other business requirements of each service function.
4. 4.
TFMC will analyse the SSLR for service delivery and service management implications. TFMC will subsequently derive estimates of the fixed and variable costs of those services using an 'information economics'
approach with the data at its disposal.
4. 5.
TFMC and TELKOM will jointly assess the outcome of the aforegoing to ensure the service demands and levels align with TELKOM overall budget and cost management requirements and the value-for-money improvement imperatives that are embodied within this agreement. If the cost estimates so derived are unacceptable to either TELKOM or TFMC then steps 3.1 to 3.4 shall be repeated until agreement is reached.
4. 6.
TFMC will develop service level agreements ("SLAs") for each identified service function including those pertaining to the master lease agreement which will define how the agreed SSLR will be delivered and the procedures that will be used to manage and monitor them. Processes for responding to and managing end-user demands within agreed cost management controls and constraints will be embodied into these SLAs.

4. 7.
TFMC will develop and subsequently agree with TELKOM a hierarchy of key performance indicators (KPIs). KPIs will be quantitative and not qualitative and will be capable of audit from data that TFMC will collate during the normal course of its service delivery operations. The KPIs will be identified to measure appropriate inputs and outputs of the separate service functions and will be such that when taken collectively they provide a reasonable and fair basis for assessing the quality of individual services delivered in relation to service levels defined in the SLAs.
4. 8.
TFMC and TELKOM shall agree a basis for aggregating the KPIs to derive a master KPI that will be used to calculate an overall service performance score.
4. 9.
 For all KPIs, TFMC and TELKOM will agree a range of values  f o r :

4. 9. 1.
an acceptable performance against that KPI to be applied over a period to be agreed which will be used to judge performance
under this agreement;
4. 9. 2.
a target performance which is better than the contractual
performance and which TFMC will apply its best endeavours to achieve;
4. 9. 3.
a base-line performance below which TFMC's performance will be deemed to be failing the requirements of the agreement.

4. 10.
TFMC and TELKOM shall agree a basis for applying cost penalties. The cost penalty shall be such that it is reasonably punitive and is a sufficient disincentive without reaching such a level that its application may damage TFMC to the point that it would impact upon TFMC's ability to rectify the service and deliver future services to agreed performance criteria. In any event and when applied it shall not exceed a rate of 5%
of TFMC's margins as defined in paragraph 4. 1 of Annexure G at the time of being applied up to a limit of R500 000, 00 per month as adjusted on an annual basis for inflation having regard to the appropriate indices.

4. 11.
The SLA's (including the SOPD, SCPD, SSLR, SLCs and KPIs) shall be reviewed formally at least once per financial year of TELKOM and revised or updated as necessary to the mutual agreement of TELKOM and TFMC.
5.
Application
Paragraphs 7 to 10 below shall apply for monitoring the services, taking corrective action in the event that performance is below an acceptable performance and applying penalties in the event of sustained under-performance.
6.
The performance level required of TFMC in the provision of the services and those of third parties under its management shall be those defined in the SLAs and KPIs related to individual services and a master KPI to judge the overall service as agreed from time to time and as derived in accordance with this
Annexure.

7.
TFMC and TELKOM shall use their respective best endeavours to have the initial
SLAs and KPIs in place in respect of the core FM services (referred to in paragraph 2 of this Annexure) by 1 December 2000 and in respect of most non-
core FM services by the end of the transfer phase. Until such time as the initial
SLAs are agreed, TFMC shall provide the services at performance levels equal to at least those service levels currently provided by the FIO division and Pamdev
Division.
8.
When the SLAs and KPIs have been agreed, TFMC shall submit monthly reports to TELKOM to confirm its performance. TFMC shall use its best endeavours to ensure that its performance at least achieves the acceptable performance levels defined by the KPIs.
9.
In the event that TFMC's performance or those of third parties against any KPI as confirmed in a monthly report falls below the base line level for that KPI
TFMC shall agree with TELKOM and put in place corrective action to ensure that the performance is brought up to the defined acceptable performance level as soon as practicably possible.
10.
In the event that TFMC's overall performance as measured by the master KPI remains below the overall acceptable performance level for a period of 3 consecutive months or should the master KPI fall below the base-line performance in any one month then penalties agreed during the derivation of the
SLAs shall be applied at the sole discretion of TELKOM.

11.
In the event that the master KPI has remained below the base-line performance for more than 3 months and TFMC has failed to take expeditious steps towards remedying the situation then TELKOM shall advise TFMC in writing of its intent to seek early termination of the agreement through breach of material obligation if, at the end of a further 3 months from the expiry of the first-mentioned three-
month period, there is no demonstrable improvement in the service provided by
TFMC as measured by the master KPI.
ANNEXURE E: TRANSFERRING ASSETS, EMPLOYEES AND CONTRACTS
TELKOM acknowledges that the ability of TFMC to provide the services timeously at agreed service performance levels shall be affected by among other things the matters contemplated in this Annexure.
1.
TRANSFERRING ASSETS
1. 1.
Pursuant to the sale of business agreement, TFMC has purchased, among other things, the transferring assets from TELKOM. TELKOM
acknowledges that TFMC intends to utilise initially only the transferring assets to provide the services in terms of this agreement.
1. 2.
To the extent that at the time of delivery thereof by TELKOM to TFMC the transferring assets are not fit for the purpose for which they were purchased for whatever reason, or TFMC needs for whatever reason to acquire additional assets in addition to the transferring assets for purposes of enabling TFMC to discharge its obligations to provide the services under this agreement, the cost thereof shall be borne and paid for by TELKOM.
1. 3.
If TFMC requires additional assets as contemplated in 1. 2 above, TFMC shall before the expiry of the transfer phase compile a detailed list/s thereof and the reason for each such acquisition, and submit such list/s to TELKOM for approval, which approval shall not unreasonably be withheld. TELKOM'S response to TFMC shall be given in writing within
2 (two) business days of receipt of any such list/s by TELKOM and failure to respond as aforementioned shall be deemed to be approval of the necessity of TFMC acquiring such additional assets specified in the aforementioned list/s submitted to TELKOM.
2.
TRANSFERRING CONTRACTS
2. 1.
TELKOM acknowledges that certain of the services to be provided in terms of this agreement will be provided by third parties (other than
TFMC) which are party to certain of the transferring contracts negotiated and concluded by TELKOM.

2. 2.
TFMC shall not be held responsible for any or all of the actions or omissions of the other parties to the transferring contracts.
2. 3.
If the performance levels of these other parties to the transferring contracts are not satisfactory to either TELKOM or TFMC, TELKOM and
TFMC may agree to terminate and cancel the transferring contract in question, and all costs, damages or losses incurred or suffered by TFMC attributable thereto shall be borne and paid by TELKOM, and TELKOM indemnifies TFMC accordingly.
3.
TRANSFERRING EMPLOYEES
3. 1.
TELKOM acknowledges that TFMC intends initially to use the transferring employees for purposes of performing those of the services for which they are employed by TELKOM to provide. The levels of competency and experience of these transferring employees, or lack thereof, will affect

TFMC's ability to provide the services timeously and/or at agreed performance service levels.
3. 2.
TFMC shall not be held responsible for any or all of the actions or omissions over the set up phase of any of the transferring employees who are unable, for whatever reason including but not limited to incompetency or lack of experience, to perform the services for which they were employed by TELKOM. If the performance levels of any of these transferring employees is not satisfactory or acceptable to either
TELKOM or TFMC, then TELKOM and TFMC may agree among other
things to terminate the employment of such transferring employee in question, and all costs, damages or losses incurred or suffered by TFMC attributable to or arising from the lawful termination of the employment of such transferring employee shall be borne and paid by TELKOM, and
TELKOM indemnifies TFMC accordingly.
3. 3.
TELKOM further acknowledges that the key personnel to be identified in
Annexure E1 (the contents of which is to be agreed by the parties and attached to this agreement before the expiry of the set up phase) are essential to the fulfilment of TFMC's obligations under the agreement.
TFMC undertakes to use all reasonable endeavours to ensure that such key personnel are used throughout the duration of this agreement for provision of the services, and are not removed or replaced during the term of the agreement.

3. 4.
In the event that any of the key personnel become unavailable for any reason (including without limitation as a result of death, injury, sickness, promotion or resignation), TFMC will inform TELKOM of the absence of the key personnel, with particular regard to the impact such absence will have on the ability of TFMC to perform these services in terms of this agreement. TFMC shall take all reasonable steps after consultation with
TELKOM to provide, at the expense of TELKOM, replacement personnel of a calibre and level of experience at least equal to the replaced individual/s who have become unavailable.

3. 5.
TELKOM agrees not to solicit, offer employment to, or use the services of any employee of TFMC who is involved in performing the services for the duration of the agreement and for a period of 24 months from the date of termination of the agreement, except as expressly provided for in the agreement or with the prior written consent of TFMC.
3. 6.
TFMC agrees not to solicit, offer employment to, or use the services of any employee of TELKOM who is employed by TELKOM to support the performance by TFMC of the services for the duration of the agreement and for a period of 24 months from the date of termination of  t h e agreement, except as expressly provided for in the agreement or with the prior written consent of TELKOM.
ANNEXURE E1: KEY PERSONNEL
[To be completed by TFMC/TELKOM before the expiry of the set up phase. ]
ANNEXURE F: SUPPORT AND CO-OPERATION OF TELKOM
1.
DEDICATION OF TELKOM PERSONNEL
TELKOM shall ensure that at all times over the duration of this agreement -

1. 1.
it has at least 3 representatives on the strategic management forum with the necessary authority to give effect to the function and role of the strategic management forum without having to revert to a higher authority within TELKOM except if the terms of this agreement are to be amended where a higher authority within TELKOM would have to approve such changes;
1. 2.
it makes available at all relevant levels sufficient suitably qualified personnel with sufficient authority within TELKOM to make decisions and take action without having to revert to a higher authority within TELKOM for purposes of implementing the provisions of this agreement, including without limitation the provisions of the SLAs and the contract management plan and the provisions of this agreement dealing with payment of fees and drawdowns to TFMC.
2.
ACCESS TO AND USE OF THE DESIGNATED PROPERTIES
2. 1.
TELKOM shall procure that TFMC (including its employees, agents, subcontractors and other authorised personnel) are given access free of charge at all times to the designated properties for purposes of performing the services.

2. 2.
TELKOM shall ensure and procure that TFMC (including its employees, agents, sub-contractors and other personnel) is given uninterrupted and unhindered occupation of the designated properties at all times for purposes of performing the services.

2. 3
TFMC shall ensure that its employees, agents, sub-contractors and other authorised personnel entering the designated properties comply at all times with all security measures imposed by TELKOM from time to time.
2. 4.
TFMC undertakes not to use the designated properties for any purpose or activity other than the provision of the services, except with the prior written consent of TELKOM.
2. 5.
Should TFMC require modifications to the designated properties, such modifications shall be subject to prior written approval of TELKOM and shall be carried out by TFMC at TELKOM expense.
2. 6.
TELKOM shall lease or sub-lease to TFMC, as the case may be, the premises described in Annexure F1 ("the leased premises") at rentals agreed from time to time between TFMC and TELKOM but not exceeding the rentals payable by TELKOM (as tenant) to the landlord in respect of such premises from time to time.

3.
PROVISION OF ASSETS
3. 1.
TELKOM shall make available to TFMC such of its assets and software as are reasonably required by TFMC for purposes of performing the services.
TFMC undertakes to use such assets and software only for the purposes of performing the services hereunder and shall comply with any5 and all instructions, conditions and security requirements in respect thereof as shall from time to time be notified in writing to TFMC by
TELKOM.
3. 2.
TFMC shall obtain written approval from TELKOM when it wishes to use any other assets and software of TELKOM, or wishes to change any assets or software which have previously been approved by TELKOM.
TELKOM shall not unreasonably withhold or delay such approval.
4.               PROVISION OF INFORMATION
4. 1.
TELKOM shall as soon as practicably possible and in any event within 10 days, or such other period as may be agreed in the contract management plan, comply with and furnish to TFMC all reasonable requests made by
TFMC for information relevant to the performance of the services. All information so furnished which constitutes confidential information of
TELKOM shall be treated as confidential information under clause 14 of the agreement.

4. 2.
TELKOM shall notify TFMC of any significant event that may have a serious adverse effect on the ability of TELKOM to perform its obligations under the agreement within 14 days of TELKOM becoming aware of the event.

5.
SUPPORT OF TFMC
5. 1.
TELKOM shall not, except as provided for in paragraph 5. 2 below, for the duration of this agreement, whether directly or indirectly provide or procure the provision of the services except through TFMC as contemplated in this agreement, or do or omit to do anything which would prevent TFMC from providing the services as contemplated by this agreement, including but not limited to permitting any other person to provide any of the services to TELKOM except through TFMC as contemplated in this agreement, or varying or reducing or doing anything or omitting to do anything which would result in the varying or reduction of the scope of services contemplated in this agreement.
5. 2.
If an emergency arises in relation to the provision of any of the services under this agreement, TELKOM shall immediately communicate that emergency to the Chief Executive Officer of TFMC and/or any other person designated for this purpose in the contract management plan, and
TFMC does not expeditiously take steps immediately or as expeditiously as reasonably can be expected in the circumstances to remedy the provision of such services, then TELKOM shall be entitled as TFMC's expense to appoint a service provider to provide that specific service only and to remedy only the emergency situation which has arisen and for no other purpose. TELKOM undertakes not to exercise its rights under this clause 5. 2 except in the aforementioned circumstances and shall within
48 hours of appointing such service provider notify TFMC of such appointment, detailing the service provided and the reasons why such appointment was made.
6.           COMPLIANCE WITH LEGISLATION
TELKOM undertakes to support TFMC by doing all things necessary and incidental as advised from time to time by TFMC under this agreement to ensure that it is complying with all relevant statutory enactments, by-laws, ordinances, regulations, orders and decrees whatsoever relating to the provision of the services, as contemplated in this agreement and the sale of business agreement.
ANNEXURE G: BUDGETS AND PAYMENTS
1.
PRINCIPLES AGREED
The parties have agreed that the fees payable by TELKOM to TFMC for the provision of the services under this agreement shall be calculated and paid having regard to the principles described in this annexure.
2.
DEFINING VALUE FOR MONEY
For purposes of this agreement, value for money means, and shall be calculated as, the reduction in costs of services on a like-for-like basis after due allowance
f o r :
2. 1. inflation using the appropriate indices;
2. 2. amounts spent on backlog maintenance;
2. 3. the impact of TELKOM business growth; and
2. 4. events of force majeure.
TFMC is committed to delivering improved value for money to TELKOM over the duration of the agreement by improving efficiency of the services and reducing the costs of providing the services to TELKOM.

3.              INDICATIVE BUDGETS
3. 1.
TFMC shall on an annual basis and in keeping with TELKOM'S budget development and approval process, prepare and agree with TELKOM an annual operational budget for TFMC operational costs.

3. 2.
Each budget shall be in respect of the 12 month period covering
TELKOM's financial year from time to time. At the signature date,
TELKOM'S financial year is 1 April of each year to 31 March of the immediately following year. TFMC will accommodate any change in
TELKOM'S year end.
3. 3.
The opening budget set forth in Annexure G1 has been prepared by
TFMC and is derived from the due diligence data. The opening budget represents an indicative 12 month expenditure profile ending 31 March
2001 and does not form the basis on which the minimum guaranteed savings will be calculated. Accordingly, TFMC's budget for the period commencing from the commencement date and ending on 31 March
2001 shall be calculated on a proportional basis, being the same proportion in relation to the opening budget that the period from the commencement date to 31 March 2001 bears to 12 months.
3. 4.
In preparing each annual budget as aforesaid, TFMC shall work together with TELKOM to agree each budget so that it enshrines the principles of value for money improvement within targets and parameters to be agreed, which targets shall be set to at least achieve the minimum guaranteed savings without compromising the SLA's.

3. 5.
If there is any delay in preparing or agreeing a budget before the commencement of TELKOM financial year, then in respect of the financial year in respect of which the budget has not been prepared or agreed as the case may be the budget in respect of the immediately preceding financial year plus appropriate inflationary increases for each operating cost shall apply for all intents and purposes of this agreement.
3. 6.
TFMC shall prepare and submit to TELKOM monthly management reports to record formally the performance of TFMC in relation to expenditure against budget and progress against agreed value for money
improvement targets.
4.               PAYMENTS
4. 1.
Sums payable
TELKOM shall pay to TFMC sums equal to the amounts that represents the sum of those designated costs payable by TFMC plus the margin associated with each and every designated cost irrespective of whether or not it is paid or payable by TFMC.
During the period from the commencement date through to the effective date TELKOM shall pay all designated costs and sums payable to TFMC shall comprise margins on those designated costs as follows: -

Designated Costs                                           Margin
1.              Operational payroll                                         36, 10%
2.              Property management payroll                           61, 75%
3.              Service delivery expenses                                  7, 12%
4 .
                Flow-through costs                                          0, 71%
Over the remainder of the transfer phase, the margins shall be as follows.
Designated Costs                                         Margin
1.               Operational payroll                                     36, 10%
2.               Property management payroll                      61, 75%
3.               Service delivery expenses                            7, 12%
4.
                 Flow-through costs                                     0, 71%
Over the remainder of the agreement after the transfer phase, the margins shall be as follows:
Designated Costs                                          Margin
1.              Operational payroll                                    38%
2.               Property management payroll                     65%
3.               Service delivery expenses                           7, 5%
4.               Flow-through costs                                    0, 75%

For purposes hereof:
"payroll costs" includes all those costs related to employment including but not limited to salary, benefits, bonuses, pension, retirement, medical aid, associated taxes, retrenchment costs etc;
"operational payroll" includes all the payroll costs of all those transferring employees employed in the FIO Division plus all the associated support services attributable thereto;

"property management payroll" includes all the payroll costs of the transferring employees employed in the Pamdev Division including all the associated support services attributable thereto;
"service delivery expenses" includes all the operational costs as contemplated in the budget and all other operational costs attributable to the provision of the services not being overhead costs of TFMC or flow-through costs as described in the budget;
"flow-through costs" includes all costs of projects, utilities and rents payable;
"overhead costs" include all the costs associated with TFMC's head office establishment, costs associated with remuneration of directors and their direct support staff, costs of central accounting and human resources services, audit and legal fees, and insurances.

All fees and margins are exclusive of VAT, and VAT shall be applied thereto in accordance with the VAT Act.
4. 2.
Timing and Means of Payment
4. 2. 1.
Service Delivery Expenses and Flow-through Costs:
For the duration of the agreement, the designated costs payable by TFMC constituting service delivery expenses and flow-through costs, plus VAT thereon, shall be paid by TELKOM to TFMC via the mechanism of the drawdown facility on a weekly basis. In respect of these costs, TFMC will submit monthly tax invoices together with monthly in arrears reconciliations justifying the drawdowns against the drawdown facility.
4. 2. 2.
Margins on Service Delivery Expenses and Flow-through Costs
For the duration of the agreement TFMC will render monthly
invoices to TELKOM in respect of its margins on service delivery expenses and flow-through costs plus VAT thereon. Such
invoices in a format approved by TELKOM will be submitted to
TELKOM by not later than 5 business days after the end of each month and TELKOM shall pay each such invoice within 30 days
of the date of such invoice.
4. 2. 3.
Operational Payroll and Property Management Payroll Costs
From the commencement date to the effective date TELKOM shall pay to TFMC the sum of operational payroll costs and property management payroll costs payable by TFMC, plus any VAT

thereon, via the mechanism of the drawdown facility on a
monthly basis. TFMC shall deliver to TELKOM by not later than
5 business days after the end of each month its tax invoice in respect of such costs plus VAT together with a monthly
reconciliation justifying the drawdown against the drawdown
facility in respect thereof.
For the remainder of the agreement after the transfer phase,
TFMC will invoice TELKOM in respect of its costs relating to the aforementioned amounts in this 4. 2. 3 and shall submit its tax invoices to TELKOM by not later than 5 business days after the end of each month. TELKOM shall pay each such invoice within
14 days after the date of such invoice.
4. 2. 4.
Margins on Operational Payroll and Property Management Payroll
Costs
From the commencement date to the expiry of the transfer phase,
TELKOM shall pay to TFMC its margins on the sum of the
operational payroll costs and property management payroll costs, plus any VAT thereon, via the mechanism of the drawdown
facility on a monthly basis. TFMC shall deliver to TELKOM by not later than 5 business days after the end of each month its tax invoice in respect of such fees plus VAT together with a monthly reconciliation justifying the drawdown against the drawdown
facility in respect thereof.

For the remainder of the agreement after the transfer phase,
TFMC will invoice TELKOM in respect of its margins relating to the aforementioned amounts in this 4. 2. 4 and shall submit its tax invoices to TELKOM by not later than 5 business days after the end of each month. TELKOM shall pay each such invoice within
14 days after the date of such invoice.
4. 3.
Late or Non-Payment
If TELKOM fails to pay any invoice on due date for payment, TFMC shall be entitled to utilise the draw-down facility to pay all invoices then outstanding and all future invoices in respect of fees due to TFMC under this agreement, until such time as TFMC notifies TELKOM in writing that it agrees to revert to the method of payment referred to in 4. 2 above.
4. 4.
Amounts Overpaid or Wrongfully Paid 1:
Each party shall as soon as reasonably practicable after becoming aware thereof notify the other party of any amount which it considers to have been overpaid or wrongfully paid to it by the other or which it considers to have been underpaid or wrongfully deducted by the other party, however such may have arisen including but not limited to mistake of law or fact, and if the other party does not dispute all or any of such overpayments, wrongful payments, underpayments or wrongful
deductions, such shall be reflected in the next invoice and/or drawdown.

4. 5.
Disputed Amounts
If TELKOM disputes any amount reflected in a tax invoice it shall notify
TFMC thereof within 5 business days after receipt by it of the invoice in question, such notice specifying:

4. 5. 1.
  the amounts which TELKOM does not dispute; and
4. 5. 2.
the amounts which TELKOM disputes together with reasonable
details of the grounds of such dispute.

The amounts which are not in dispute shall be paid by TELKOM on the due date for payment therefor.
If any amount in dispute as aforementioned cannot be resolved within 15 business days after receipt by TFMC of a notice from TELKOM setting out the grounds of the dispute in terms of this paragraph, then the arbitration procedure in clause 22 of the agreement shall be invoked immediately.
4. 6.
No Deductions or Withholdinqs
All payments due to TFMC under this agreement shall be calculated and paid free and clear of and without any set-off or deduction whatsoever, including without limitation on account of any taxes or bank charges.

4. 7.
Undertakings by TFMC
4. 7. 1.
TFMC shall only utilise the drawdown facility for the purposes contemplated in this agreement and, without limiting the
aforegoing, for the purposes envisaged in this annexure.

4. 7. 2.
TFMC undertakes to utilise the amounts received via the
drawdown facility as soon as reasonably practicable after receipt thereof and in any event within 5 days of receipt. Any amounts not so disbursed by TFMC for the reason accounted for by TFMC within the aforementioned 5 day period shall be immediately
repayable to TELKOM.
4. 7. 3.
As security for its obligations under 4. 7. 1, TFMC shall procure as soon as reasonably practicable but in any event before any
anticipated drawdown by TFMC from the drawdown facility,
adequate fidelity insurance cover against fraud, theft and
misappropriation of funds or the like from the drawdown facility on terms satisfactory to TELKOM and TFMC. If by the time
TFMC requires to make its first drawdown against the drawdown facility and such fidelity insurance cover has not been secured to the satisfaction of TELKOM and TFMC, then by their signatures hereto, WS ATKINS Plc and REBSERVE bind themselves as surety and co-principal debtor, jointly and not severally, in proportion to their respective effective shareholdings for the time being in
TFMC, with effect from the time of such drawdown, with TFMC
in favour of TELKOM for the due performance by TFMC of its

obligations to TELKOM under paragraph 4. 7. 1 of this Annexure to the extent that such liability arises as a result of fraud, theft or misappropriation of funds or the like. For purposes hereof, WS
ATKINS Plc and REBSERVE hereby renounce the benefits of the
defences and legal exceptions known as "non numeratae
pecuniae", "no value received", "non causa debiti", "errore
calculi", "revision of accounts", "de duobus vel pluribus reis debendi", "excussion", "division" and "cession of actions", with the meaning and effect of all of which they declare themselves to be fully acquainted.
4. 7. 4.
If TFMC cannot drawdown against the drawdown facility for
whatever reason, then TELKOM shall pay such sums as are due
to TFMC within 5 days of presentation to TELKOM of a valid tax invoice therefor.

5.
MINIMUM GUARANTEED SAVINGS
5. 1.
TFMC undertakes to deliver to TELKOM (and to reasonably demonstrate that it has delivered to TELKOM) a minimum of 12, 25% value for money improvement in the rate of expenditure on operational costs on a linear basis at the end of the guaranteed period ending on 31 March 2004
(being the transfer phase plus 3 financial years of TELKOM) as compared with the actual operating costs in the current financial year.

5. 2.
TFMC shall before 30 June 2004, submit to TELKOM a reconciliation statement in writing with supporting documentation evidencing to the reasonable satisfaction of TELKOM that the minimum guaranteed savings target has been achieved.

5. 3.
If TFMC fails for what ever reason, to submit such a reconciliation statement to TELKOM before 30 June 2004, or if TFMC is unable to demonstrate to the reasonable satisfaction of TELKOM that it has achieved the minimum guaranteed value for money improvement, then
TFMC shall pay to TELKOM by not later than 5 July 2004 an amount equal to the shortfall against the minimum guaranteed value for money improvement.
6.
BONUS PAYMENTS
6. 1
TELKOM acknowledges that TFMC should be incentivised to deliver to
TELKOM the maximum possible value for money improvement to
TELKOM.
6. 2
Accordingly, TELKOM shall incentivise TFMC by paying to TFMC a share of the savings above the minimum guaranteed savings in accordance with the following principles:
6. 2. 1.
If at 31 March 2004 (being the end of the guaranteed period
referred to in paragraph 5. 1 above) the savings that TFMC
achieves exceeding the minimum guaranteed savings of 1 2. 25%,

shall be shared between TFMC and TELKOM on the basis set out below.
6. 2. 2.
Thereafter, an annual bonus calculated annually over the period of each annual budget shall be payable by TELKOM to TFMC if
the minimum guaranteed savings of 12. 25% is exceeded.
6. 2. 3.
For purposes hereof, "savings" means the amount by which
actual operating costs are less than the actual operating costs at the commencement of this agreement as determined during the
transfer phase and based upon the financial year of TELKOM
ending on 31 March 2001.
6. 2. 4.
Each annual bonus shall be calculated having regard to TFMC's performance in achieving savings within agreed bands of savings such that TFMC receives each annual bonus as a once off
payment in respect of such savings and TELKOM thereafter shall be the sole beneficiary in perpetuity in respect of future savings derived from that performance.
6. 2. 5.
The total annual bonus payable by TELKOM to TFMC -
6. 2. 5. 1.
for TFMC achieving a savings level from 12. 25%
and up to and including 15% shall be the
equivalent of 20% of that year's savings within
this band; plus

6. 2. 5. 2.
the total annual bonus due to TFMC for achieving
a savings level in excess of 15% and up to and
including 20% shall be 35% of that year's savings
within this band; plus

6. 2. 5. 3.
the annual bonus payable by TELKOM to TFMC for
TFMC achieving a savings level in excess of 20%
shall be 50% of that year's savings.
6. 2. 6.
The once off bonus due to TFMC on 31 March 2004 and
thereafter the bonuses at the end of each year for the duration of this agreement shall be the total bonus applicable at that year end as calculated in accordance with the provisions of sub-paragraph
6. 2. 5, less any bonus payments received by TFMC in respect of previous years.
6. 2. 7.
All bonuses shall be paid by TELKOM to TFMC without set off or deduction by not later than the fourteenth day immediately
following the completion and signing off by the auditors of
TELKOM of the audited financial statements of TELKOM for the year to which the bonus relates.
6. 3. The following table is included as Annexure G3 to illustrate the above.

7               MAINTENANCE OF RECORDS AND DATA: "OPEN BOOK" APPROACH
7. 1.
Each of the parties shall create, keep and maintain adequate and complete separate records of all of their respective transactions, costs and expenses pertaining to the provision of the services to TELKOM and their respective data relating thereto.
7. 2.
The parties have agreed an "open book" approach and each party will at all times have access to and be given access to the other party's records and data relating to the provision of services.

8.
NEW COMMERCIAL FRAMEWORK
The parties acknowledge that at the appropriate time it may become feasible to consider and move to a different commercial framework in respect of some or all of the services and undertake to pursue in good faith negotiations to that end.

  ANNEXURE  G 1 : THE OPENING BUDGET
Operating Costs
1.
Maintenance (FI0)
1. 1.
Payroll Costs (incl all benefits)
Budget for vacant positions
1. 2.
Expenses
1. 2. 1. Offices/depots - rents, utilities
1. 2. 2. Telecommunications
1. 2. 3. Telecommunications
1. 2. 4.
IT consumables
1. 2. 5. IT office systems and support costs
1. 2. 6. IT software and support costs
1. 2. 7. Clothing/uniforms
1. 2. 8. Contract materials
1. 2. 9. Rental of equipment
1. 2. 10. Transport - lease/hire costs
1. 2. 11. Transport - running costs
1. 2. 12.
Depreciation/Lease costs
1. 2. 13. Subcontractors
1. 2. 14. Travel and subsistence
1. 2. 15. Training
1. 2. 16. Mech aids - lease/hire/depreciation
1. 2. 17. Sundry expenses
2.
Property Management (Pamdev)
2. 1.
Payroll Costs (incl all benefits)
2. 2.
Expenses
2. 2. 1. Subconsultants
2. 2. 2. Travel and subsistence
2. 2. 3.
   Sundry expenses
SA Rand
173, 109, 996
4, 000, 000
8, 673, 823
2, 126, 854
2, 726, 770
833, 462
   13,081 428
1, 000, 000
3, 300, 000
   83,
 585, 876
1, 398, 348
31,
 237, 979
9, 663, 376
inc in Other
190, 037, 193
10,
 374, 226
7, 686, 831
20,
 000, 000
4, 344, 556
77,
 085, 478
inc
inc
SA Rand
177, 109, 996
390, 070,
 722
5, 250, 000
77, 085,478

3
Flow-Through Costs
3 1. Project Costs
3. 2. Telkom utilities
3 3. Telkom rents payable
TOTAL COSTS
399, 745, 318
241, 287, 647
260, 523, 918
901, 556, 883
   R1,
 551, 073, 079
ANNEXURE G2: THE DRAWDOWN FACILITIES
1.            THE DRAWDOWN FACILITIES
1. 1.
TELKOM agrees to procure at its own expense a loan facility ("the drawdown facility") with its bankers for the time being ("the bank"), which facility shall be available to TFMC by way of advances in a maximum aggregate principal amount not exceeding the greater of an amount to be agreed by the parties on an annual basis or the total of the annual budget from time to time.

1. 2.
TELKOM shall ensure that the terms and conditions of the drawdown facility from time to time are approved by TFMC in writing, such terms and conditions to be of such a nature so as to ensure that TFMC does not suffer any adverse cash flow consequences in the provision of the services, including but not limited to such matters contemplated in this annexure.
1. 3.
The advances under the drawdown facility shall be used by TFMC solely towards the payment of costs and expenses attributable to the provision of the services contemplated by this agreement.
2.           DRAWDOWNS
TFMC shall be entitled to drawdown against the drawdown facility as follows:

2. 1.
TMFC shall from time to time deliver to the bank a drawdown notice for one or more advances which notice shall be delivered not less than 5 (five)
business days before the proposed advance date specified in the drawdown notice. The drawdown notice shall be duly completed and signed by TFMC.
2. 2.
The drawdown notice shall specify:
2. 2. 1.
the amount of the drawdown against the drawdown facility;
advance from the drawdown facility; and

to TFMC.
2. 3.
A drawdown notice given by TFMC to the bank shall be irrevocable, and
TMFC shall be bound, to the extent that the other provisions of this annexure permit, to drawdown in accordance with such drawdown notice.
2. 4.
Within 5 (five) business days of receipt of a drawdown notice, the bank shall be obliged without set off or deduction whatsoever to pay the advances specified in that drawdown notice to TFMC into TFMC's bank account designated by TFMC in the drawdown notice concerned.
2. 2. 2. details of the cost or margins or other sums giving rise to the
2. 2. 3. the proposed dates when the bank must advance the drawdowns

3.            RECONCILIATION
3.1.
TFMC shall, on an ongoing basis, reconcile actual costs and sums incurred against the costs and sums specified in each drawdown notice and prepare reconciliation statement in respect of each drawdown notice
accompanied by documentation end invoices received in respect of such amounts.
On a monthly basis, TFMC shall deliver its own tax invoice to
TELKOM in respect of services provided to TELKOM under the agreement, together with the reconciling statements in respect of drawdown notices and supporting documentation (including copies of invoices) in respect of costs incurred or other amounts earned by TFMC in the provision of the services under the agreement.
3.2.
TELKOM shall, except where otherwise expressly agreed between the parties, pay all of TFMC's tax invoices within 30 days of issue thereof, failing which TFMC shall be entitled to drawdown the amount of such outstanding invoice against the drawdown facility.
3.3.
To the extent that TELKOM intends to dispute any amount specified on any reconciling statement it shall in writing notify TFMC within 20
(twenty)
business days immediately following receipt of much reconciling statement of its intention to dispute the amount, specifying the amount disputed and the reason for disputing such amount.
3.4.
If TELKOM and TFMC cannot resolve the dispute by written agreement within the 5 (five) business days immediately following the 20 (twenty)
for determination to an auditor agreed upon by the parties, or failing such agreement, nominated by the President for the time being of the South
African Institute of Chartered Accountants (or its successor body), acting as an expert and not as an arbitrator, whose determination in regard to the parties.
4             ADJUSTMENTS
4. 1.
If it appears from a reconciling statement that TFMC must repay portion of any drawdown advanced to TFMC under the drawdown facility, then
TFMC shall forthwith remit the amount to TELKOM by depositing that amount with the bank in the drawdown facility.
4. 2.            If the limit of the drawdown facility is exceeded, TELKOM shall immediately procure that the drawdown facility is increased to appropriate levels to the satisfaction of TFMC no as to ensure that TFMC suffers no adverse cash flow consequences arising from the provision of the services.
5            OTHER TERMS
The other terms and conditions of the facility shall be those acceptable to
TELKOM, TFMC and the bank.
dispute  shall  in  the  absence of manifest  error be  final and binding upon the business  day  period  referred to in  3.3 above, the matter shall be referred
ANNEXURE  G 3 : TABLE OF BONUS PAYMENTS
ANNEXURE H: THE CONTRACT MANAGEMENT PLAN
1.
Forthwith after the signature date and prior to the expiry of the transfer phase, the parties agree to negotiate in good faith and agree the terms of the contract management plan referred to in this annexure.
2.
The contract management plan shall govern the relationship between TELKOM and TFMC having regard to the following matters:
2. 1. Definitions and abbreviations
2. 2. Related documents and precedence
2. 3.
Scope of the services

2. 4.
TFMC - Management and resourcing of the agreement
2. 4. 1.    Organisation
2. 4. 2.     Management responsibilities and limits of technical authority
2. 4. 3.   Internal and external channels of communication and interfaces with TELKOM
2. 4. 4.    Financial authorities of contract management team

2. 4. 5.   Monitoring, approval, escalation and audit procedures
2. 4. 6.   Internal quality audits
2. 4. 7.   Preparation of budgets
2. 4. 8.   Supplier audits
2. 4. 9.   Maintenance of records and data

2. 5.
TELKOM - Management of the TFMC contract
2. 5. 1.   Management responsibilities and limits of authority

2. 5. 2.   Budget agreement
2. 5. 3.   Financial authorities
2. 5. 4.   Performance monitoring
2. 5. 5.  Audit procedures
2. 5. 6.  Maintenance of records and data
2. 5. 7.  internal and external channels of communication and interfaces with TFMC

2. 6.
Statutory obligations
2. 6. 1.  Health and safety
2. 6. 2.    Environment
2. 7.
Service level agreements (Refer to Annexure D)
2. 8.
Formal reports to be prepared by TFMC and TELKOM, meetings and dispute resolution
2. 9.
Communications
2. 10.   TFMC procurement procedures and approvals
2. 11.   TFMC finance and accounting procedures
2. 12.   TFMC IT Systems
2. 13.  Variations to the annual budget, contract management plan, SLAs

ANNEXURE I: TFMC's INSURANCES
TFMC shall take out and maintain: -
1.
professional indemnity insurance where in the provision of its services such insurance would be relevant
2.
employer's liability insurance as follows:
Insured                                        TFMC
Effective Date                              End of transfer phase
Scope of Cover                          The insured's legal liability for death or bodily injury,
       illness or disease to its employees
Limit of Indemnity                      [To be inserted before 31 August 2000.]
3.
third party liability insurance as follows:
Insured                                          TFMC
Effective Date                               End of transfer phase
Scope of Cover                             The legal liability of the insured for death or bodily injury to third party persons and loss or damage to third party
property, arising out of the provision of the services
Limit of Indemnity                        [To be inserted before 31 August 2000.]

4.
construction all risk insurance as follows:
Insured                                           TFMC
Effective Date                                End of transfer phase
Scope of Cover                              Work in progress, temporary works or materials brought
onto site for the carrying out services and all risks of

physical loss or damage to buildings and other property
that are the responsibility of TFMC
Limit of Indemnity                      [To be inserted before 31 August 2000. ]
5.
suitable insurance in respect of any loss (including theft) or damage of any service and other equipment used by TFMC in the provision of services
ANNEXURE J: TELKOM'S INSURANCES
[TELKOM to provide before 31 August 2000. See clause 19. 2. ]
TELKOM shall maintain their own material damage, third party liability and business interruption insurances.
 1.

Addendum 1 to Exclusive Facilities
Management Services Agreement
ADDENDUM NO 1 TO THE EXCLUSIVE FACILITIES MANAGEMENT
SERVICES AGREEMENT 130C/01
BETWEEN
TELKOM SA LIMITED
(Registration Number: 91/05476/06)
(hereinafter referred to as "Telkom")
hereto represented by ET Govender as Group Executive, he being duly authorised to sign this addendum.
AND
TELECOMMUNICATIONS FACILITIES MANAGEMENT COMPANY
(PROPRIETARY) LIMITED
(Registration number 99/018572/07)
(hereinafter referred to as the Service Provider)
WJ Paskins as Chief Executive Officer, he being duly authorised to sign this addendum.
(jointly hereinafter referred to as "the Parties")
Telkom Proprietary & Confidential Information
Page1
Addendum 1 to Exclusive Facilities
Management Services Agreement
Preamble:
The Parties entered into an Exclusive Facilities Management Services Agreement on
31 July 2000, which agreement shall hereinafter be referred to as the "Main
Agreement".
In terms of the Main Agreement the duration of the agreement is stipulated in clause
3.
It has become necessary to make certain amendments to the Main Agreement.
NOW THEREFORE the Parties agree as follows:
1. 0
that the Main Agreement will in future be referred to as Agreement 130C/01 for the provision of Exclusive Facilities Management Services.
2. 0
that the approved budget for Telkom's 2001 /2002 financial year presented by
TFMC to Telkom should be included in the Main Agreement as Annexure
G1/1;
3. 0
that the Renewal of Existing Lease and New Accommodation Requirement
process should be included in the Main Agreement as Annexure K;
4. 0
that all references to NEWCO referred to in clause 24 of the Main Agreement should be amended to read ATREB.
5. 0
that the reference to clause 25 of the Sale of Business Agreement in clause
24. 2 of the Main Agreement should be amended to read clause 24 of the Sale of Business Agreement;
6. 0
that all the references to the Chief Procurement Officer in clause 27. 1. 1 should be amended to read the Goup Executive: Procurement Services;
7. 0
that the effective date referred to clause 3.13 of Annexure A of the Main
Agreement be recorded as 1 November 2000;
8. 0
that the reference to clause 12 in clause 3. 32 of Annexure A of the Main
Agreement should be amended to read clause 10;
9. 0
that the reference to steps 3.1 to 3.4 in clause 4. 5 of Annexure D of the Main
Agreement should be amended to read clauses 4.1 to 4.4;
Telkom Proprietary & Confidential Information

Addendum 1 to Exclusive Facilities
Management Services Agreement
that the reference to steps 3. 1 to 3. 4 in clause 4. 5 of Annexure D of the Main
Agrocmcnt should be amended to read clauses 4. 1 to 4. 4;
11. 0
that clause 1. 1 of Annexure F of the Main Agreement should be amended and be replaced with the following: "it has at least three (3) representatives on the strategic management forum as envisaged in Clause 10 of the Main
Agreement with the necessary authority to give effect to the function and role of the strategic management forum without having to revert to higher authority within Telkom except if the terms of this agreement are to be amended where a higher authority within Telkom would have to approve such changes",
12. 0
that clause 2. 3 of Annexure F of the Main Agreement should be amended and be replaced with the following: "TFMC shall ensure that its employees, agents, sub-contractors and other authorised personnel entering the designated properties comply at all times with all security measures and Safety Health and
Environmental requirements imposed by TELKOM from time to time";
13. 0
that the reference to clause 14 in clause 4.1 of Annexure F of the Main
Agreement should be amended to read clause 13;
Entire Addendum
This Addendum represents the entire Addendum 1 between the Parties, cancelling or taking the place of all prior, written or implied addenda between the Parties in respect of the aspects covered in this Addendum 1.
All other terms and conditions as stated under the Main Agreement will be of full force and effect and will only be amended to the extent reflected in this Addendum 1.
Telkom Proprietary & Confidential Information

SIGNED at       Pretoria          on this       10             day of       April         2002
As witnesses:
1. /S/                                       /S/
    Duly authorised representative
    on behalf of TELKOM SA LIMTED
2. /S/

SIGNED at       Centurion          on this       23             day of       April         2002
As witnesses:
1. /S/                                       /S/
    Duly authorised representative on
    behalf of TELECOMMUNICATIONS
    FACILITIES MANAGEMENT COMPANY
    PROPRIETARY LIMITED

2. /S/

Annexure G1/1
2001/02 Approved Budget
Telecommunication Facilities
Management Company (Pty) Ltd.
Renewal of Existing
Accommodation
Document Number: TFMC-PR-0234
Revision:
Document Type:
Author:
Approver:
Issuing Department:
Implementation date:
Total Pages:
C
Procedure
W. Teichler
W.
de Villiers
Property Services
30 November 2001
7
Copyright  by TFMC (Pty) Ltd
TABLE OF CONTENT
Page
1 INTRODUCTION
3
1.1 Purpose
3
2 DOCUMENT CONTENTS
3
2.1 Overall Responsibility
3
2. 2 Processes
4
2 . 2 . 1 Confirm Current Accommodation Requirements
4
2 . 2 . 2 Route Request to Regional Property Services
4
2 . 2 . 3 Research Portfolio
4
2 . 2 . 4 Conduct Feasibility Study
4
2 . 2 . 5 Present Alternative to Telkom
4
2 . 2 . 6 Present Alternative to Telkom Compliance
4
2 . 2 . 7 Submit Alternative to Telkom for Approval within Approval Structure
4
2 . 2 . 8 Notify TFMC
4
2 . 2 . 9 Obtain ME Support to Renew Lease
4
2 . 2 . 1 0 Terminate Lease
4
3 OCCUPATIONAL HEALTH AND SAFETY ACT (OHASA)
5
4 ENVIRONMENTAL MANAGEMENT SYSTEM (EMS)
5
5 REFERENCES
5.1 Change Management Process
5
5.2 Definitions, Abbreviations And Acronyms
5
6 ATTACHMENTS
5

1. INTRODUCTION
1. 1
Purpose
The purpose of this document is to ensure that the all alternatives are investigated when existing leases expire. It must be ensured that the accommodation satisfies the customer's requirements is cost effective and optimises the use of the existing owned and leased accommodation currently in the portfolio.
2. DOCUMENT CONTENTS
2. 1 Overall Responsibility
No
1
2
3
4
5
6
7
8
9
10
Process
Confirm Current Accommodation
Requirements
Route Request to Regional Property
Services
Research Portfolio
Conduct Feasibility
Study
Present Alternative to Telkom
Present Alternative to Telkom Compliance
Submit Alternative to Telkom for Approval
within Approval Structure
Notify TFMC
Obtain ME Support to Renew Lease
Terminate Lease
Responsible Person
Property
Service

E
E
Facility
Service

D
E
E
E
Telkom

Compliance

E
E
Decision (D)            Overall responsibility for decision-making required ensuring effective control of the process
Execution (E)  Responsible for the execution and implementation of the process
Co-operation I         To co-operate with those charged with the execution and implementation of the process
Information (I)       To receive information about the process
Document No
Revision
TFMC-PR-0234
C
Telecommunication Facilities Management
Company (Pty) Ltd
Company Restricted

2. 2 Processes
2 2. 1       Confirm Current Accommodation Requirements
The TFMC property system generates an alerter/notification 9 months prior to the expiry of an existing lease TFMC.  Facility Services must confirm and review the Telkom Service
Unit's current requirements.
2. 2. 2
Route Request to Regional Property Services
Once TFMC, Facility Services has identified the Telkom Service Units requirements, the request is routed to TFMC Regional Property Services to process.
2. 2. 3       Research Portfolio
TFMC, Property Services researches the Telkom portfolio to identify any owned and other leased accommodation available that could satisfy the customer's requirements.
2. 2. 4
Conduct Feasibility Study
A feasibility study is conducted to identify the accommodation most suited to the Telkom
Service Unit's requirements and to determine whether the alternative would be more cost effective than the existing leased accommodation.
2. 2. 5       Present Alternative to Telkom
If feasible the most suited accommodation is presented to the Telkom Service Unit for acceptance. The Telkom Service Unit will verify the accommodation presented to ensure that it satisfies their requirements.
2. 2. 6       Present Alternative to Telkom Compliance
Should the Telkom Service Unit not accept the accommodation, the recommendation is forwarded to Telkom Compliance for consideration and approval.
2. 2. 7       Submit Alternative to Telkom for Approval within Approval Structure
If Telkom Compliance supports the recommended accommodation the request is forwarded to the relevant authority within Telkom to approve.
2. 2. 8       Notify TFMC
If the recommendation to relocate is not approved the relevant personnel in TFMC are notified by Telkom Compliance.
2. 2. 9      Obtain ME Support to Renew Lease
If it is identified that it is not feasible to relocate, or the recommendation to relocate has been rejected, TFMC Facility Services will obtain approval from the Telkom ME to renew the existing lease. This ME Support must be obtained at least 6 months prior to expiry of the existing lease. Failure to obtain timeous support of the renewal can have serious negative implications such as the possibility of been given notice to vacate. The
Brokering Renewal process is followed hereafter in order to secure the renewal of the existing lease and obtain final approval of the terms and conditions of the renewal.
2. 2. 10       Terminate Lease
If the Telkom Service Unit has accepted the relocation, or the relevant authority within
Telkom has approved the recommendation, the current lease is terminated, and the customer is relocated to the new owned accommodation.
Document No            TFMC-PR-023           Telecommunication Facilities Management  Company Restricted
Revision  C    Company (Pty) Ltd    Page 4 of 7
3.  OCCUPATIONAL HEALTH AND SAFETY ACT (OHASA)
Not Applicable
4.  ENVIRONMENTAL MANAGEMENT SYSTEM (EMS)
Not Applicable
5.  REFERENCES
5. 1  Change Management Process
No changes shall be made to this document unless a "Change Proposal" form TFMC-FO-
0017 has been raised and processed in accordance with the Procedure TFMC-PR-0004
"Change Management".
5. 2  Definitions, Abbreviations And Acronyms
Definition, Abbreviation,
Acronym
TFMC
IDEFO
COO
ME
Meaning
Telecommunication Facility Management Company
Integrated Definition for Function Modelling
Chief Operating Officer
Managing Executive of relevant Service Unit in Telkom
6.
ATTACHMENTS
Appendix A: Request Renewal of Existing Accommodation Process Diagram
Document No:
Revision:
TFMC-PR-0234
C
 Telecommunication Facilities Management
                         Company (Pty) Ltd
Company Restricted

APPENDIX A
Request Renewal of Existing
Accommodation Process Diagram
Document No:  TFMC-PR-0234   Telecommunication Facilities Management  Company Restricted
Revision:  C    Company (Pty) Ltd                      Page 6 of 7
Refer to accompanying PDF document Accomodation Process
Diagram
Telecommunication Facilities
Management Company (Pty) Ltd.
Request New Accommodation
Document Number:             TFMC-PR-0241
Revision:
Document Type:
Author:
Approver:
Issuing Department:
Implementation date:
Total Pages:
B
Procedure
W. Teichler
W. de Villiers
Property Services
30 November 2001
7
Copyright  by TFMC (Pty) Ltd
TABLE OF CONTENT
Page
1 INTRODUCTION
3
1.1 Purpose
3
2 DOCUMENT CONTENTS
3
2.1 Overall Responsibility
3
2.2 Processes
4
2 . 2 . 1 Confirm Accommodation Requirements
4
2 . 2 . 2 Route Request to Regional Property Services
4
2 . 2 . 3 Research Portfolio
4
2 . 2 . 4 Recommend to Telkom Compliance to Acquire New Accommodation
4
2 . 2 . 5 Present Accommodation to Customer
4
2 . 2 . 6 Recommend to Telkom Compliance
4
2 . 2 . 7 Obtain Approval from Telkom within Approval Structure
4
2 . 2 . 8 Submit Recommendation to Telkom COO to Lease
4
2 . 2 . 9 Submit Approval to Acquire New Accommodation to TFMC
4
2.2.10 Negotiate and Submit New Leased Accommodation
4
2.2.11 Submit to Telkom for Final Approval
4
2.2.12 Advise Customer of Telkom Decision
5
2.2.13 Process Request
5
3 OCCUPATIONAL HEALTH AND SAFETY ACT (OHASA)
5
4 ENVIRONMENTAL MANAGEMENT SYSTEM (EMS)
5
5 REFERENCES
5
5.1 Change Management Process
5
5.2 Definitions, Abbreviations And Acronyms
5
6 ATTACHMENTS
5
Document No  TFMC-PR-0241                  Telecommunication Facilities Management  Company Restricted
Revision  B    Company (Pty) Ltd     Page 2 of 7
1.     INTRODUCTION
1. 1
Purpose
The purpose of this document is to ensure that the all alternatives are investigated when the customer requires new accommodation. It must be ensured that the accommodation satisfies the customers requirements cost effectively and while optimising the use of existing owned accommodation.
2.      DOCUMENT CONTENTS
2. 1
      Overall Responsibility
No
1
2
3
4
5
6
7
8
9
10
11
12
13
Process
Confirm Accommodation
Requirements
Route Request to Regional Property
Services
Research Portfolio
Recommend to Telkom Compliance
to Acquire New Accommodation
Present Accommodation to Customer
Recommend to Telkom Compliance
Obtain Approval from Telkom within
Approval Structure
Submit Recommendation to Telkom
COO to Lease
Submit Approval to Acquire New
Accommodation to TFMC
Negotiate and Submit New Leased
Accommodation
Submit to Telkom for Final Approval
Advise Customer of Telkom Decision
Process Request
Responsible Person
Property
Service

E
E
D
D
Facility
Service

D
E
D
E
E
Telkom

Compliance

E
E
E
E
COO
Telkom

D
Decision (D).  Overall responsibility for decision-making required, ensuring effective control of the process.
Execution (E).  Responsible for the execution and implementation of the process.
Co-operation I  To co-operate with those charged with the execution and implementation of the process.
Information (I)  To receive information about the process.
Document No
Revision
TFMC-PR-0241
 B
        Telecommunication Facilities Management
Company (Pty) Ltd
Company Restricted

2. 2      Processes
2 . 2 . 1
Confirm Accommodation Requirements
TFMC, Facility Services receives a request from the Telkom Service Unit for new accommodation. This request must be logged at the TFMC call centre to enable tracking and measurement of the request in terms of the Service Level Agreement between
Telkom SA Limited and TFMC. TFMC Facility Services must consult with the Telkom
Service Unit to ensure that all the Service Units requirements are clearly defined and captured.
2 . 2 .2
Route Request to Regional Property Services
Once TFMC, Facility Services has obtained and captured the Service Unit's request, the request is routed to TFMC Regional Property Services to process.
2. 2. 3
Research Portfolio
TFMC, Regional Property Services researches the Telkom portfolio to identify any owned and/or other leased accommodation available that may satisfy the Service Unit's requirements.
2. 2.4
Recommend to Telkom Compliance to Acquire New Accommodation
If no owned accommodation is available that satisfies the Telkom Service Unit's requirements, a recommendation to acquire new accommodation is compiled by TFMC, in collaboration with the Telkom Service Unit and is forwarded to Telkom Compliance
(see  2 2 8 ).
2. 2. 5
Present Accommodation to the Telkom Service Unit
If owned accommodation is identified that meets the Telkom Service Unit's requirements, the accommodation is presented to the Telkom Service Unit by TFMC.
2. 2. 6
Recommend to Telkom Compliance
Should the Telkom Service Unit not accept the owned accommodation, TFMC will submit a recommendation to Telkom Compliance whether to acquire new accommodation or accept the owned accommodation.
2. 2. 7
Obtain Approval from Telkom within Approval Structure
If Telkom Compliance accepts the owned accommodation, Telkom Compliance will obtain approval within the Telkom approval structure (see 2.2.12).
2. 2. 8
Submit Recommendation to Telkom COO to Lease
If no owned accommodation is available that satisfies the Service Unit's requirements and the recommendation to negotiate a new lease is supported by Telkom Compliance, the recommendation is submitted to the Telkom COO for in principle approval.
2. 2. 9
Submit Approval to Acquire New Accommodation to TFMC
If the Telkom COO approves the recommendation to lease in principle, the approval is forwarded to TFMC to acquire the new accommodation.
2. 2. 10
Negotiate and Submit New Leased Accommodation
TFMC, Property Services will follow the Brokering New Lease Process to identify accommodation that satisfies the customer's requirements and will negotiate to acquire the accommodation on the customer's behalf.
2. 2. 11
Submit to Telkom for Final Approval
If the accommodation identified meets the technical requirements and has been accepted by the Telkom Service Unit, TFMC Property Services will submit the accommodation to
Telkom for Final Approva.
Document No  TFMC-PR-0241               Telecommunication Facilities Management
Revision  B     Company (Pty) Ltd                   Page 4 of 7
2. 2. 12       Advise Service Unit of Telkom Decision
If the owned accommodation is approved within the Telkom approval structure Telkom
Compliance will inform the Service Unit of the Decision.
2. 2. 13       Process Request
Telkom Compliance will advise TFMC of the approvals referred to in either 2.2.11 or
2 . 2 . 1 2 and TFMC will process the request and arrange for the Service Unit to be accommodated.
3.     OCCUPATIONAL HEALTH AND SAFETY ACT (OHASA)
Not Applicable
4.     ENVIRONMENTAL MANAGEMENT SYSTEM (EMS)
Not Applicable
5.    REFERENCES
5. 1    Change Management Process
No changes shall be made to this document unless a "Change Proposal" form TFMC-FO-
0017 has been raised and processes in accordance with the Procedure TFMC-PR-0004
"Change Management".
5. 2    Definitions, Abbreviations And Acronyms
Definition, Abbreviation,
Acronym
TFMC
IDEFO
COO
Meaning
Telecommunication Facility Management Company
Integrated Definition for Function Modelling
Chief Operating Officer
6.     ATTACHMENTS
Appendix A Request New Accommodation Process Diagram
Document No  TFMC-PR-0241    Telecommunication Facilities Management
Revision  B                         Company (Pty) Ltd

APPENDIX A
Request New Accommodation
Process Diagram
Document No.  TFMC-PR-0241      Telecommunication Facilities Management
Revision:  B            Company (Pty) Ltd     Page 6 of 7

Refer to accompanying PDF document for the  New Accommodation
Process diagram.

Refer to the accompanying PDF document for the Revised Budget for TFMC.